Sun Capital Advisers Trust

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Global Real Estate Fund

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM Oppenheimer Large Cap Core Fund

SCSM WMC Large Cap Growth Fund

SCSM WMC Blue Chip Mid Cap Fund

SCSM Lord Abbett Growth & Income Fund

SCSM Goldman Sachs Mid Cap Value Fund

SCSM Goldman Sachs Short Duration Fund

SCSM PIMCO High Yield Fund

Initial Class and Service Class Shares

Statement of Additional Information

May 1, 2008, as amended August 1, 2008

This statement of additional information (“SAI”) is not a prospectus. The funds’ financial statements for the fiscal year ended December 31, 2007, where available, are incorporated by reference into this SAI.

To obtain a free copy of the funds’ Initial Class prospectus or the funds’ Service Class prospectus, each dated May 1, 2008, or a copy of the most recent annual or semi-annual report to shareholders, please visit www.suncapitaladvisers.com, or please contact your agent or the funds at:

Sun Capital Advisers Trust

 One Sun Life Executive Park

 Wellesley Hills, MA 02481

 Telephone: 1-800-432-1102 x3330

MORE INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Investment Strategies and Risks. Each fund’s principal investment strategies and risks, as well as the securities in which each fund typically invests, are described in the prospectus.

•	Sun Capital Investment Grade Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds, including those issued by:

•	U.S. and foreign companies, including companies in emerging market countries;

•	the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities; and

•	foreign governments, including those in emerging market countries.

•	Sun Capital Money Market Fund invests exclusively in high quality U.S. dollar-denominated money market securities.

•
Sun Capital Global Real Estate Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. and foreign real estate investment trusts (“REITs”) and other U.S. and foreign real estate companies.

•	SC Davis Venture Value Fund invests primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

•
SC Oppenheimer Main Street Small Cap Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies having a small market capitalization.

•	SC Oppenheimer Large Cap Core Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of large capitalization companies.

•
SC WMC Large Cap Growth Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with large capitalizations (which for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000 Growth Index).

•
SC WMC Blue Chip Mid Cap Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks and other equity securities with market capitalizations within the range of the Russell MidCap Index or the S&P MidCap 400 Index.

•
SC Lord Abbett Growth & Income Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this fund, a large company is one that has a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index.

•
SC Goldman Sachs Mid Cap Value Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of equity investments in mid capitalization U.S. companies, including non-U.S. companies that are traded in the United States.

•
SC Goldman Sachs Short Duration Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Normally, the fund invests in investment grade securities (i.e., rated BBB-Baa or higher or, if unrated, of equivalent credit quality).

•
SC PIMCO High Yield Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of high yield securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investor Service, Inc. (“Moody’s”) or an equivalent rating by Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, of comparable quality as determined by the fund’s subadviser.

Investment Grade Bond Fund, Global Real Estate Fund, Oppenheimer Main Street Small Cap Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, Goldman Sachs Mid Cap Value Fund and PIMCO High Yield Fund will each provide written notice to its shareholders at least 60 days prior to any change in its 80% investment policy, as described above. Compliance with the 80% investment policy is measured at the time of investment.

All of the funds (except Global Real Estate Fund) are diversified mutual funds. This means that with respect to 75% of each fund’s total assets, the fund may not invest more than 5% of its total assets in the outstanding securities of any one issuer, or own more than 10% of the voting securities of any one issuer, except U.S. government securities or securities of other investment companies. Further, with respect to Money Market Fund, this means that the fund may not invest more than 5% of its assets in any one issuer except U.S. government securities and obligations of domestic banks.

Global Real Estate Fund is not diversified and may invest without regard to such limits. This means that the net asset value of Global Real Estate Fund may be more volatile because the fund’s portfolio may be invested in fewer securities and the fund may be more sensitive to events affecting the value of these securities. However, Global Real Estate Fund (and the other funds) must satisfy the diversification tests under Sections 851(b)(3) and 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), (see discussion under the caption, Taxes). Meeting these diversification tests may limit Global Real Estate Fund’s volatility risk.

Securities in Which the Funds May Invest.

Equity and Equity-like Securities.

Common shares. (All funds except Money Market Fund and Goldman Sachs Short Duration Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred shares. (All funds except Money Market Fund) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates. Money Market Fund may invest in certain types of preferred shares having debt-like features to the extent that the preferred shares meet the maturity, quality and diversification requirements applicable to the fund.

Alternative equity securities.  Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred shares.

Convertible securities. (All funds except Money Market Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and rights. (All funds except Money Market Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or prior to their expiration date. As a result, an investment in warrants and rights may entail greater investment risk than certain other types of investments.

Real estate investment trusts (“REITs”). (All funds except Money Market Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986 (the “Code”). Each fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the fund.

Risk factors associated with the real estate industry. Although Global Real Estate Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and does concentrate its investments in the real estate industry, and, therefore, an investment in the fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Each of the other funds that may invest in REITs may, to a lesser degree, be subject to these risks. Risks associated with the real estate industry in general include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning or applicable tax law; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

In addition, a fund’s receipt of rental income or income from the disposition of real property acquired as a result of a default on securities the fund owns may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights

Risk factors associated with equity and mortgage REITs. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Fixed-income securities. (All funds) Bonds and other fixed-income instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed-income securities, and, conversely, during periods of rising interest rates, the value of a fund’s fixed-income securities will generally decline. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Changes by recognized credit rating agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

Maturity and duration. The effective maturity of an individual portfolio security in which a fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party, or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities in general and mortgage-backed securities in particular. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled prepayments on securities purchased at a discount may result in a lower yield (and total return) to a fund than was anticipated at the time the securities were purchased. A fund’s reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on the original prepaid security, thus affecting positively or negatively the return realized by the fund.

The duration of an individual portfolio security is a measure of the security’s price sensitivity to changes in interest rates taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Ratings criteria. In general, the ratings of Moody’s, S&P, Fitch and other rating agencies represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality.

After its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither of these events will necessarily require the adviser or subadviser, on behalf of a fund, to sell the securities.

Inflation-indexed bonds.  A fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  A fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower rated high yield fixed-income securities. (All funds except Money Market Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund and Goldman Sachs Short Duration Fund) Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch, or securities which are unrated and determined by the adviser or subadviser to be of comparable quality. Investment Grade Bond Fund may invest in securities rated as low as B (which includes securities rated B3 or B-) by a rating agency, which may indicate that the obligations are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Davis Venture Value Fund will not purchase securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchaser would then cause 5% or more of the fund’s net asset to be invested in such lower-rated securities. See Appendix A attached to this SAI for a description of the characteristics of the categories. A fund may invest in eligible unrated securities which, in the opinion of the adviser or subadviser, offer comparable risks to those securities which are rated.

Debt obligations rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Possible reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a fund’s assets. The reduced availability of reliable, objective data may increase a fund’s reliance on management’s judgment in valuing the high yield bonds. To the extent that the fund invests in these securities, the achievement of the fund’s objective will depend more on the adviser’s or subadviser’s judgment and analysis than it otherwise would. In addition, high yield securities in the fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not the perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds.

Interest rate risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a fund’s net asset value.

Call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined, and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yielding securities.

Participation on Creditors Committees. (PIMCO High Yield Fund) The fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the fund. Such participation may subject the fund to expenses such as legal fees and may make the fund an “insider” of the issuer for purposes of the federal securities laws, which may restrict the fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the fund on such committees also may expose the fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The fund will participate on such committees only when the fund’s subadviser believes that such participation is necessary or desirable to enforce the fund’s rights as a creditor or to protect the value of securities held by the fund.

U.S. government securities. (All funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association (“GNMA”)), (b) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”)), or (d) only the credit of the agency and a perceived “moral obligation” of the U.S. government. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Municipal securities. (PIMCO High Yield Fund and Goldman Sachs Short Duration Fund) A fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. A fund may purchase general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also limited obligation bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner.

Mortgage-backed securities. (All funds except Money Market Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund and Lord Abbett Growth & Income Fund) Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A fund’s investments in mortgage-backed securities may include conventional mortgage pass-through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Global Real Estate Fund and Investment Grade Bond Fund may invest in the most junior class of CMOs (z-tranche) which involves risks similar to those associated with investing in equity securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency mortgage securities. The funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. government include but are not limited to the GNMA, FNMA and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-issued mortgage-backed securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans, and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Investors in privately-issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to navigate the competence and integrity of these private originators and institutions. Privately, issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of GNMA, FNMA or FHLMC. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower on an underlying mortgage and liquidation of the collateral. Liquidity protection refers to the provision of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount owed by the borrower on the underlying mortgage. This protection may be provided through guarantees, insurance policies, letters of credit, various means of structuring the transaction or a combination of such approaches. The protection may be insufficient to cover all losses if the underlying mortgage borrowers default at a greater than expected rate.

Other mortgage-related securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-back securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than do more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. In addition, in order to prevent defaults by troubled mortgage borrowers, the owners or originators of ARMBSs may be forced to accept additional limits on interest rate increases that were not in the original mortgage terms. In either case, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustment rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for these securities is less established than for other fixed income securities. Accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Collateralized debt obligations. The funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as restricted securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this statement of additional information and the funds’ prospectuses, CDOs carry additional risks including, but not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “special investment vehicles” or “SIVs.”

Asset-backed securities. (All funds except Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund and Lord Abbett Growth & Income Fund) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the fund must reinvest the returned principal at prevailing interest rates, which may be lower.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may entail features that make them less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws granting protection to the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not support payments on these securities. A fund may invest in any type of asset-backed security if the adviser or subadviser determines that the security is consistent with the fund’s investment objective and policies.

Pay-in-kind, delayed payment and zero coupon bonds. (All funds except Money Market Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Blue Chip Mid Cap Fund and Lord Abbett Growth & Income Fund) These securities are generally issued at a discount from their face value because actual interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes, which income is required to be distributed to shareholders. A fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Floating rate/variable rate notes. (All funds except Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund and Lord Abbett Growth & Income Fund) Some notes a fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a fund’s credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a fund to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or there are periods during which the fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a fund will be subject to the fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the fund cannot demand payment of the principal amount of such instruments within seven days.

Foreign securities. (All funds) Each fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. (All funds except Money Market Fund and Goldman Sachs Short Duration Fund) American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between available information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Brady bonds. (Investment Grade Bond Fund, Davis Venture Value Fund, WMC Large Cap Growth Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) Brady bonds are securities created through the exchange by a sovereign entity of its existing obligations on commercial bank loans for new obligations under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. The purchase of such collateral is financed by the International Monetary Fund, the International Bank for Reconstruction and Development (the “World Bank”) and the debtor nation’s reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the fund.

Sovereign debt obligations. (Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt and, therefore, a fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Obligations of supranational entities. (Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) The funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development as well as obligations of international banking institutions and related government agencies. Examples include the World Bank, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity, thereby impairing its ability or willingness to service its obligations.

Risks of foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that a fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. Although growing in volume, foreign markets usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign markets than in the United States.

In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization, confiscatory taxation, limitations on the removal of assets of a fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Dividends, interest and, in some cases, capital gains earned by a fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Bank and corporate obligations. (All funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Repurchase agreements. (All funds) In a repurchase agreement, a fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. A fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. Repurchase agreements that mature in more than seven days will be treated as illiquid for purposes of each fund’s 15% limit (10% for Money Market Fund) on illiquid investments.

Securities serving as collateral for each repurchase agreement must be delivered to the fund’s custodian either physically or in book-entry form. The collateral must be marked to market daily so that each repurchase agreement will be fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities previously expected to be repurchased, difficulty enforcing its rights to the collateral, declining values of the underlying securities, limited access to income during this period, and the expense of enforcing its rights.

Reverse repurchase agreements. (All funds except Money Market Fund) A fund may also enter into reverse repurchase agreements, which involve the sale of securities held in its portfolio to a counterparty with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest,” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the initial sale transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase at a fixed price agreed in advance. A fund will not enter into reverse repurchase agreements or borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed one-third of the fund’s total assets (including the amount borrowed) taken at market value. A fund will not use leverage to attempt to enhance its return. A fund will not purchase securities while outstanding borrowings exceed 5% of the fund’s total assets.

Mortgage “dollar roll” transactions. (Investment Grade Bond Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) The fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. Under a dollar roll, the fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a fund’s borrowings and other senior securities. For financial reporting purposes, a fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Restricted and illiquid securities. (All funds) A fund may purchase securities that are not registered (restricted securities) under the 1933 Act, including commercial paper issued in reliance on Section 4(2) of the 1933 Act and which are, therefore, restricted as to their resale. However, a fund will not invest more than 15% of its net assets (10% for Money Market Fund) in illiquid investments. The trustees have adopted guidelines and delegated to the adviser the daily function of determining the monitoring and liquidity of restricted securities. The trustees, however, will retain oversight as to, and be ultimately responsible for, the determinations. If the adviser or subadviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Money Market Fund) on illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

Other investment companies. (All funds) Each fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). With certain exceptions, the 1940 Act generally: (a) prohibits a fund, together with any companies controlled by the fund, from acquiring more than 3% of the total outstanding securities of any other investment company, and (b) prohibits a fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in the securities of other investment companies in the aggregate. However, certain rules and exemptions under the 1940 Act permit a fund to invest a greater portion of its assets in other investment companies, such as money market funds, subject to certain conditions.

Exchange-traded funds (“ETFs”). (All funds) A fund may invest in ETFs. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector-specific or international. Broad-based ETFs, such as Standard & Poor’s Depositary Receipt Shares (“SPDRs”), track a broad group of stocks from different industries and market sectors. HOLDRS (HOLding company Depositary ReceiptS) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country or groups of countries.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that a fund invests in ETFs, the fund must bear these expenses in addition to the expenses of its own operation.

Forward commitment and when-issued securities. (All funds) “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. A fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. In when-issued transactions, frequently no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the other party to consummate the transaction. The failure of the issuer or other party to consummate the transaction may result in the fund losing the opportunity to obtain an advantageous price. The purchase of securities on a forward commitment or when-issued basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a forward commitment or when-issued basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Options on securities and securities indices. (All funds except Money Market Fund) A fund may purchase and write (“sell”) call and put options on any securities in which it may invest or on any index based on securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing covered options. A call option on securities written by a fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a fund obligates the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a fund are covered. A written call option or put option may be covered by: (i) segregating cash or liquid securities with a value at least equal to a fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund’s net exposure on its written option position. A written call option on securities is typically covered by segregating the securities that are subject to the option in a segregated account. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

Purchasing options. A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. A fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s portfolio securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the fund’s portfolio securities.

A fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the adviser or subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks associated with options transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The adviser or subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the adviser’s or subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures contracts and options on futures contracts. (All funds except Money Market Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and other strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire. When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund’s portfolio securities.

If, in the opinion of the adviser or applicable subadviser, there is a sufficient degree of correlation between price trends for a fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund’s portfolio may be more or less volatile than prices of these futures contracts, the adviser or subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on futures contracts. A fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund’s assets. By writing a call option, a fund becomes obligated, in exchange for the premium to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, the fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other considerations. A fund will engage in futures and related options transactions only in accordance with regulations of the CFTC, which permit principals of a company registered under the 1940 Act to engage in such transactions without registering as commodity pool operations pursuant to an exemption. To the extent that a fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the fund owns or purchased to protect the fund against an increase in the price of securities it intends to purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities, require the fund to segregate cash or liquid securities in an amount equal to the underlying value of such contracts and options.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by segregating liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a fund is permitted to segregate liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any (its daily net liability) rather than the market value of the futures contract. By segregating assets equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the fund from closing out positions and limiting its losses.

Yield curve options. (Goldman Sachs Short Duration Fund) The fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the differences between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if the fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the adviser or subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the fund will be “covered.” A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the fund’s net liability under the two options. Therefore, the fund’s liability for such a covered option is generally limited to the difference between the amount of the fund’s liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Foreign currency transactions. (All funds except Money Market Fund and Goldman Sachs Short Duration Fund) A fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A fund may also enter into forward foreign currency contracts as an investment to enhance return, as a hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward foreign currency contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A fund may elect to hedge less than all of its foreign portfolio positions if deemed appropriate by the adviser or subadviser.

If a fund purchases a forward foreign currency contract or sells a forward foreign currency contract for non-hedging purposes, such as to enhance return, it will segregate cash or liquid securities, of any type or maturity, in an amount equal to the value of the fund’s total assets committed to the consummation of the forward foreign currency contract. The segregated assets will be valued at market daily and if the value of the segregated assets declines, additional cash or securities will be segregated so that the value of the segregated assets will be equal to the amount of the fund’s commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the fund would not have to exercise its put option. Likewise, if a fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the fund would not have to exercise its call. Instead, the fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special risks associated with foreign currency options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively undeveloped, and a fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a fund will not purchase or write such options unless and until, in the opinion of the adviser or subadviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign currency futures transactions. (All funds except Goldman Sachs Short Duration Fund) By using foreign currency futures contracts and options on such contracts, the fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency contracts. The fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency contracts.

A foreign currency futures contract sale creates an obligation by the fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the fund is immediately paid the difference and realizes a gain, and if the price of the sale is less than the price of the offsetting purchase, the fund pays the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the fund realizes a gain, and if the offsetting sale price is less than the purchase price, the fund realizes a loss.

Special risks associated with foreign currency futures contracts and related options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

Swaps, caps, floors and collars. (All funds except Money Market Fund, Oppenheimer Main Street Small Cap Fund and Lord Abbett Growth & Income Fund) As one way of managing its exposure to different types of investments, a fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield.

Swap agreements are sophisticated derivative instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Credit Derivatives. (Investment Grade Bond Fund and PIMCO High Yield Fund) A fund may use credit derivatives to provide comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives include default risk derivatives and market spread derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured securities, each of which is described in more detail above. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio securities transactions. A fund may value credit derivatives at fair value more frequently than other types of portfolio holdings either because market quotations are not available or the adviser or subadviser believes that available market quotations do not accurately represent the credit derivatives’ actual value.

Credit Default Swap Agreements. (Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) A fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, a fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, a fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” is intended to make available to the fund assets sufficient to satisfy its obligations with respect to the transaction and to limit any potential leveraging of the fund’s portfolio. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Total Return Swap Agreements.  A fund may use total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund under the contract.  Swap agreements also bear the risk that the fund will not be able to meet its obligations to the counterparty.

Generally, funds enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payments).  When a total return swap is entered into on a net basis, the net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each total return swap is accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess is generally segregated by such fund.  If the total return swap transaction is entered into on other than a net basis, the full amount of the fund’s obligations is accrued on a daily basis, and the full amount of the fund’s obligations is usually segregated by the fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the fund initially to make an equivalent direct investment, plus or minus any amount the fund is obligated to pay or is to receive under the total return swap agreement.

Temporary investments. (All funds except Money Market Fund) For temporary and defensive purposes, a fund may invest up to 100% of its total assets in investment grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, floating rate notes, repurchase agreements and other money market instruments. A fund may also hold significant amounts of its assets in cash. Money Market Fund will not take a defensive position because it invests exclusively in investment grade money market securities.

Lending of securities. (All funds except Money Market Fund) A fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is secured by cash, U.S. government securities or other collateral according to applicable regulatory requirements. A fund may reinvest any cash collateral in short-term securities and money market funds. When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a fund may incur a loss or, in the event of the borrower’s bankruptcy, may be delayed in or prevented from liquidating the collateral. A fund may not lend portfolio securities having a total value exceeding one-third of its total assets.

Short-term trading and portfolio turnover. (All funds except Money Market Fund) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the fund and thus indirectly by the shareholders, reducing the shareholder’s return. Oppenheimer Main Street Small Cap Fund had a turnover rate of 126% in fiscal year 2007, as compared to a portfolio turnover rate of 206% in fiscal year 2006. The higher turnover rate in 2006 was primarily due to a portfolio restructuring that resulted from changing the Fund’s subadviser from OpCap Advisors to OppenheimerFunds, Inc. in January 2006. WMC Large Cap Growth Fund had a turnover rate of 307% in fiscal year 2007, as compared to a portfolio turnover rate of 110% in fiscal year 2006, with the increase in turnover rate largely resulting from portfolio restructuring subsequent to the transfer of assets into the fund pursuant to a substitution order issued by the SEC.

Custodial receipts and trust certificates. (Goldman Sachs Short Duration Fund and Goldman Sachs Mid Cap Value Fund) The funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the funds may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the funds could be required to assert through the custodian bank or trustee any rights against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the funds had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced by any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments with interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments include inverse and range floaters. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Loan origination, participations and assignments. (PIMCO High Yield Fund) When the fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount.

The fund may purchase participations in commercial loans which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund invests may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

The financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Lenders and Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The fund may invest in loan participations with credit quality comparable to that of issuers of its other fixed income investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.

In applying the fund’s investment restrictions, the fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations, where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, and where the participation does not shift to the fund a direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the fund’s ability to invest in the indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the adviser or subadviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. SC PIMCO High Yield Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction on lending of funds or assets by the fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on the adviser’s or subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Hybrid instruments. (Investment Grade Bond Fund, Global Real Estate Fund, PIMCO High Yield Fund and Goldman Sachs Short Duration Fund) A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or some other interest rate or economic factor (each a “benchmark”) or the relative change in two or more benchmarks. The interest rate or even the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. The terms of the hybrid instrument may provide that in certain circumstances, no principal is due at maturity and, therefore, may result in the loss of the fund’s investments. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrued in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not necessarily bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. Hybrid instruments may also be less liquid and more difficult to accurately price than less complex fixed income investments. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. Unless otherwise noted, no fund will invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed funding loans and revolving credit facilities. (PIMCO High Yield Fund) The fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Thus they involve the same risks as in writing a put option to purchase the underlying security. To the extent that the fund is committed to advance additional funds, it will at all times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

The fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a fund.

Event-linked exposure. (PIMCO High Yield Fund) The fund may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the risk that specified trigger events will occur, event-linked bonds may also expose the fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Short sales. (Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund) Each fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.

When a fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) segregate additional liquid assets so that the amount of collateral and segregated assets will together at least equal the value of securities sold short. No fund intends to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the fund’s total assets. This percentage may be varied by action of the trustees. A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investment Restrictions. Each fund has adopted fundamental investment restrictions. These restrictions cannot be changed unless the change is approved by the lesser of: (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the affected fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected fund.

These fundamental restrictions provide that a fund may not:

1.
Invest 25% or more of its total assets in securities of issuers in any one industry, except that Global Real Estate Fund invests 25% or more of its total assets in the real estate group of industries. The United States government and its agencies or instrumentalities are not considered industries for purposes of this restriction.

2.	Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

3.
(a) All funds except Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund. Make loans to other persons, except loans of securities not exceeding one-third of the fund’s total assets, investments in debt obligations, and transactions in repurchase agreements.

(b) Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Funds, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund only. Make loans to other persons, except loans of securities not exceeding one-third of the fund’s total assets, investments in debt obligations, including loans and interests in loans, whether acquired upon original issuance or in secondary market transactions, and transactions in repurchase agreements.

4.	Underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

5.
Purchase, sell or invest in real estate, but each fund, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and securities secured by real estate or interests therein, and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities.

6.
Invest in commodities or commodity futures contracts, excluding transactions in financial derivative contracts, such as: forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, and floors.

7.	Make investments that are inconsistent with the status of each fund (except Global Real Estate Fund) as a diversified fund.

8.
(a) All funds except Money Market Fund and Global Real Estate Fund. With respect to 75% of the fund’s assets, invest more than 5% of the fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (2) securities of other investment companies.

(b) Money Market Fund Only. Except with respect to investments in obligations of (1) U.S. government, its agencies, authorities or instrumentalities, and (2) domestic banks, purchase any security if, as a result: (i) more than 5% of its assets would be invested in the securities of any one issuer; or (ii) more than 25% of its assets would be invested in a particular industry.

The 1940 Act currently prohibits the funds from issuing senior securities or borrowing money, except that each fund, with the exception of Money Market Fund, may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of total assets (including the amount borrowed). Each fund is required to reduce the amount of its borrowings to not more than one-third of total assets within three days after such borrowings first exceed this one-third limitation.

Additional investment restrictions adopted by the funds, which may be changed by the trustees, provide that a fund may not:

1.	Invest more than 15% (10% for Money Market Fund) of its net assets (taken at market value at the time of purchase) in illiquid securities.

2.	Make investments for the purpose of exercising control or management.

3.	Invest in other investment companies except as permitted under the 1940 Act.

4.	Investment Grade Bond Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund only. Invest more than 5% of its total assets in hybrid instruments.

5.
Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, PIMCO High Yield Fund only. Enter into short sales (other than those “against the box”) if immediately after such sale, the aggregate of the value of all collateral plus the amount of the segregated or “earmarked” assets exceeds one-third of the value of the fund’s total assets.

Portfolio Holdings. The board of trustees has adopted policies and procedures relating to disclosure of a fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.

Generally, the adviser will make the funds’ portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. The adviser normally will publish the funds’ portfolio holdings thirty (30) days after the end of the month. Such information will be made available on the adviser’s website at www.suncapitaladvisers.com and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, each fund makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and at the end of the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws.

Each fund also may make certain portfolio information available upon request. A fund may disclose the percentage breakdown of the fund’s investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) that do not specifically identify the fund’s portfolio securities.

The Trust’s Chief Compliance Officer and Chief Legal Officer, acting jointly, are authorized to approve the disclosure of a fund’s full or partial portfolio holdings prior to the date such information is generally made public to certain entities, including rating agencies, plan sponsors, prospective separate account clients, consultants and other financial intermediaries. Third parties must agree: (i) to limit use of that information to a stated business purpose which does not conflict with the interests of a fund’s shareholders, (ii) to use the information only for such authorized purpose, and (iii) not to trade on such information. The Trust’s Chief Compliance Officer and Chief Legal Officer will make a determination before approving any agreement with a third party that such arrangement will not be detrimental to the interests of the fund’s shareholders.

As of the date of this statement of additional information, there are no such arrangements for the Trust or Pacific Investment Management Company LLC (“PIMCO”) (subadviser to SC PIMCO High Yield Fund).

The board of trustees has approved this portfolio holdings disclosure policy and exercises oversight by requiring the Trust’s Chief Compliance Officer to provide reports, at least annually, on its implementation and also requires that the Trust’s Chief Compliance Officer monitor compliance with the policy. None of the adviser, subadvisers or any fund receives any compensation or other consideration from these arrangements for the release of the funds’ portfolio holdings information.

Except as described above, a fund does not provide or permit others to provide information about the fund’s portfolio holdings on a selective basis. However, the policy is not intended to prevent the disclosure of any and all portfolio information to a fund’s service providers. These service providers include the adviser: Sun Capital Advisers LLC; the subadvisers: Davis Advisors, OppenheimerFunds, Wellington Management, Lord Abbett, GSAM and PIMCO; the Trust’s custodian and fund accounting agent: State Street Bank and Trust Company; principal underwriter: Clarendon Insurance Agency, Inc.; independent registered public accounting firm: Deloitte & Touche LLP; or counsel to the funds and service providers: Wilmer Cutler Pickering Hale and Dorr LLP (counsel to the Trust), and Ropes & Gray LLP (counsel to the independent trustees); internal audit personnel of affiliates of the adviser and a proxy voting vendor or a corporate action processor, which generally need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality imposed by law and/or contract.

Furthermore, the adviser and each of the subadvisers, other than PIMCO, provide portfolio holdings information to their service providers in the ordinary course of their business in managing client accounts, including the funds.

The adviser has an arrangement with Institutional Shareholder Services (“ISS”), which provides proxy voting services. ISS receives portfolio holdings information from the adviser on a daily basis.

The subadvisers have the following arrangements.

Davis Advisors has arrangements with Risk Metrics, their proxy voting vendor. Risk Metrics receives portfolio holdings information on a daily basis.

OppenheimerFunds has arrangements with ISS, which provides proxy voting services. ISS receives portfolio holdings information from OppenheimerFunds on a daily basis.

Wellington Management has the following arrangements. Each of these companies receives portfolio holdings information on a daily basis, unless otherwise indicated.

•	Brown Brothers Harriman & Co. performs certain operational functions.

•	FactSet Research Systems Inc. provides analytical services.

•	Investment Technology Group, Inc. provides analytical services and receives portfolio holdings information on a weekly basis.

•	Broadridge Financial Solutions, Inc. provides proxy voting services.

•	State Street Bank and Trust Company performs certain operational functions.

Lord Abbett may:

(1)
provide portfolio holdings information to: (a) third parties that render services to the fund subadvised by Lord Abbett relating to such holdings, as appropriate to the service being provided, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following the end of the period for the sole purpose of performing their own analyses with respect to the fund subadvised by Lord Abbett. Lord Abbett may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the fund.

(2)
provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain financial intermediaries.

(3)	provide portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Appendix B lists all third parties eligible to receive portfolio holdings or related information from Lord Abbett in accordance with their policy.

GSAM has an arrangement with the following entities, who receive non-public portfolio holdings information on an on-going basis: affiliates of GSAM and GSAM’s proxy voting service, ISS. ISS receives portfolio holdings information from GSAM on a daily basis.

THE FUNDS’ MANAGEMENT

Trustees and Officers. Each fund is a series of Sun Capital Advisers Trust, a Delaware statutory trust (the “Trust”). The business of the Trust and each fund is managed by the trustees. The trustees elect each fund’s officers who are responsible for the day-to-day operations of the fund and who execute the investment policies approved by the trustees. Several of the funds’ trustees and officers are also directors and officers of the adviser and one or more of its affiliates, each of which is a wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”). During the fiscal year ended December 31, 2007, the board of trustees held four meetings.

The table below provides more information about the funds’ trustees and officers.

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served [1]	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Independent Trustees

Michael P. Castellano c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1941 Trustee	Since February, 2005.	Retired.	12	None.

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served [1]	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee

Dawn-Marie Driscoll c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1946 Trustee	Since June, 2007.	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute; Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute.	12	Trustee, DWS Scudder Funds (New York) Board (92 mutual funds) since 1987.

William N. Searcy, Jr. c/o Sun Capital Advisers Trust; One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1946 Trustee, Chairman of the Board	Trustee since October, 1998; Chairman since 2005.	Retired. Pension and savings trust officer, Sprint Corp. 1989 – 2004.	12	Trustee, DWS Scudder Funds (New York) Board (92 mutual funds) since 1993.
Interested Trustee

James M.A. Anderson [2] 150 King Street West Toronto, Ontario M5H 1J9 Born: 1949 President, Chief Executive Officer and Trustee	Since October, 1998.	Executive Vice President and Chief Investment Officer, Sun Life Assurance Company of Canada since 2005. President, Chief Investment Officer and Manager, Sun Capital Advisers LLC, since 1998. Associated with Sun Life Financial since 1970.	12	Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003; Director, Crosspointe Shops I LLC since 2004; Director, Crosspointe Shops II LLC since 2004.

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Officers

James F. Alban [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1962 Chief Financial Officer and Treasurer	Since October, 1998; Serves at the discretion of the Trustees.	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC since 2000. Associated with Sun Life Financial since 1998.	N/A	N/A

Joseph L. Ciardi [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1967 Chief Compliance Officer	Since May, 2006; Serves at the discretion of the Trustees.
Chief Compliance Officer, Sun Capital Advisers LLC since 2006. Deputy Chief Compliance Officer and Senior Vice President, Canaccord Adams Inc. (an independent financial services firm) since 1996 – 2006.
			N/A	N/A

John W. Donovan [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1965 Vice President	Since August, 2002; Serves at the discretion of the Trustees.	Managing Director, Sun Capital Advisers LLC since 2003. Associated with Sun Life Financial since 2001.	N/A	N/A

Richard R. Gable [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1970 Vice President	Since February, 2005; Serves at the discretion of the Trustees.	Managing Director, Sun Capital Advisers LLC since 2006. Associated with Sun Life Financial since 1998.	N/A	N/A

Diana R. Gonzalez [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1978 Assistant Secretary	Since May, 2008; Serves at the discretion of the Trustees.	Counsel, Sun Capital Advisers LLC since 2008. Senior Compliance Manager, Bank of America since 2006 – 2008. Senior Proxy Analyst, Fidelity Management & Research, Co. since 2004 – 2006.	N/A	N/A

Evan S. Moskovit [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1965 Vice President	Since August, 2002; Serves at the discretion of the Trustees.	Senior Managing Director, Sun Capital Advisers LLC since 2002. Associated with Sun Life Financial since 1989.	N/A	N/A

Name, Address, Age and Position(s) with the Trust	Term of Office and Length of Time Served	Principal occupation(s) during past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Officers

Maura A. Murphy, Esq [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1960 Secretary	Since October, 1998; Serves at the discretion of the Trustees.
Managing Director and General Counsel, since 2000, and Secretary since 1998, Sun Capital Advisers LLC. Assistant Vice President and Senior Counsel, Sun Life Assurance Company of Canada (U.S.). Associated with Sun Life Financial since 1998.
			N/A	N/A

Thomas V. Pedulla [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1966 Vice President	Since February, 2003; Serves at the discretion of the Trustees.	Senior Managing Director, Sun Capital Advisers LLC since 2000. Associated with Sun Life Financial since 1991.	N/A	N/A

Leo D. Saraceno [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1962 Vice President	Since November, 2001; Serves at the discretion of the Trustees..	Senior Managing Director, Sun Capital Advisers LLC since 2001. Associated with Sun Life Financial since 1986.	N/A	N/A

Michael A. Savage [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1964 Vice President	Since August 2002; Serves at the discretion of the Trustees.	Managing Director, Sun Capital Advisers LLC since 2003. Associated with Sun Life Financial since 1993.	N/A	N/A

Susan J. Walsh [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1957 Assistant Treasurer	Since August 2000; Serves at the discretion of the Trustees.	Director since 2007, and Assistant Treasurer since 2000, Sun Capital Advisers LLC. Associated with Sun Life Financial since 1998.	N/A	N/A

Bonnie L. Ward [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1950 Vice President			N/A	N/A

Steven P. Wyman [2] One Sun Life Executive Park; Wellesley Hills, MA 02481 Born: 1961 Vice President			N/A	N/A

[1]
A trustee serves until his successor is elected or the Trust terminates; except that: (a) any trustee may resign by delivering to the other trustees or to any Trust officer a written resignation, (b) any trustee may be removed with or without cause by a written instrument signed by at least a majority of the then trustees, specifying the effective date of removal, (c) any trustee who requests to be retired, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other trustees, specifying the effective date of retirement, (d) the mandatory retirement age for any trustee that is not an interested person of the Trust is 72 years of age and the effective date of such mandatory retirement is December 31 of the calendar year during which such trustee turned 72 years of age, and (e) any trustee may be removed by at least a two-thirds vote of the outstanding shares of shareholders at any meeting of the shareholders.

[2]	An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act as a result of such person’s employment with the adviser or its affiliates.

None of the Trust’s trustees or officers has any arrangement with any other person pursuant to which he or she was selected as trustee or officer.

The board of trustees has established an Audit Committee, consisting of three members, including a Chairman of the Committee. The members of the Audit Committee are Michael P. Castellano (Chairman), Dawn-Marie Driscoll, and William N. Searcy, Jr. (the “independent trustees”). The functions performed by the Audit Committee of independent trustees include overseeing the integrity of the Trust’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust’s independent auditors and is intended to provide an open avenue of communication among the independent auditors, Trust management and the board of trustees. This Committee held two meetings during the fiscal year ended December 31, 2007.

The board of trustees has also established a Valuation Committee consisting of five members, including all of the independent trustees. The Valuation Committee members are James F. Alban, James M.A. Anderson, Michael P. Castellano, Dawn-Marie Driscoll, and William N. Searcy, Jr. The function of the Valuation Committee is to determine the value of securities held by the funds in instances where market quotations are not readily available or are considered unreliable. The Valuation Committee held 16 meetings during the fiscal year ended December 31, 2007. Pursuant to Valuation Procedures adopted by the board of trustees on November 14, 2007, the trustees have delegated general responsibility for day-to-day valuation functions to an Internal Pricing Committee, which must refer certain matters to the Valuation Committee.

The board of trustees has also established a Dividend Committee consisting of three members. The Dividend Committee members are James F. Alban, James M.A. Anderson and Susan J. Walsh. The function of the Dividend Committee is to declare dividends necessary to meet federal income and excise tax requirements. The Dividend Committee held two meetings during the fiscal year ended December 31, 2007.

The board of trustees has also established a Nominating and Governance Committee consisting of three members who are independent trustees, including a Chairman of the Committee. The Nominating and Governance Committee members are Michael P. Castellano, Dawn-Marie Driscoll (Chairman), and William N. Searcy, Jr. The functions of the Nominating and Governance Committee are: (i) to identify and review the qualifications of candidates to serve as independent trustees and determine whether to nominate candidates to the board of trustees and (ii) to oversee and make recommendations to the board regarding fund governance-related matters, including, but not limited to: board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving trustees, and allocations of assignments and functions of board committees.

The Nominating and Governance Committee will consider independent trustee candidates recommended by the shareholders of any fund (i.e., the underlying variable annuity or variable life insurance contract owner). Any recommendation should be submitted in writing to the Secretary of the Trust. Any submission by shareholders should include at a minimum the following information as to each individual proposed for election or re-election as an independent trustee: the name, age, business address, residence address and principal occupation or employment of such individual, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for the election of trustees and other information as required by the Nominating and Governance Committee. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws. The Nominating and Governance Committee held two meetings during the fiscal year ended December 31, 2007.

Set forth in the table below is the dollar range of equity securities held in the funds and the aggregate dollar range of securities in the fund complex beneficially owned by each trustee as of December 31, 2007.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael P. Castellano	N/A	None	None
Dawn-Marie Driscoll*	N/A	None	None
William N. Searcy, Jr.	N/A	None	None
James M.A. Anderson**	N/A	None	None
*	Elected as trustee effective June 2007.
**	An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

The funds sell their shares exclusively to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. As a result, it should be noted that shares of the funds cannot be purchased directly by individual investors, including the trustees. Shares of the funds are offered exclusively through variable annuity and variable life products. As of December 31, 2007, the trustees and officers of the Trust as a group owned none of the outstanding shares of beneficial interest in any of the funds constituting series of the Trust as of such date.

Trustee Compensation. The Trust pays the trustees who are not interested persons of the Trust or the adviser for their service as trustees. The trustees who are not affiliated as an officer or employee of the adviser or any of its affiliates each receive from the Trust an annual fee of $18,000, a $2,625 fee for each in-person trustees meeting attended, a $1,000 fee for certain telephonic trustees meetings attended, a $1,375 fee for each committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. The Independent Chairman of the board (Mr. Searcy) receives from the Trust an annual retainer of $11,000 for services as Chairman. The Chairmen of the Audit Committee (Mr. Castellano) and Nominating and Governance Committee (Ms. Driscoll) receive an annual retainer of $4,000 and $2,000, respectively. The following table sets forth the total fees which were paid to the trustees by the Trust as of the funds’ fiscal year ended December 31, 2007. No portion of these fees were paid by Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund since these funds had not yet commenced operations as of December 31, 2007. The trustees who are officers or employees of the adviser or its affiliates in the Sun Life Financial group of companies are not paid by the Trust for their service as trustees.

Name of Independent Trustee	Aggregate Compensation Received From the Funds*	Pension or Retirement Benefits Accrued (As Part of Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex*
Michael P. Castellano	$ 38,000	$ 0	$ 0	$ 38,000
Dawn-Marie Driscoll**	$ 34,000	$ 0	$ 0	$ 34,000
Anthony C. Paddock***	$ 37,000	$ 0	$ 0	$ 37,000
William N. Searcy, Jr.	$ 57,250	$ 0	$ 0	$ 57,250
*	As of the date of this SAI, there are 12 funds in the fund complex.
**	Elected as trustee effective June 2007.
***	Retired as trustee effective December 31, 2007.

Material Relationships of the Independent Trustees. For the purposes of the statements below: the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the adviser, any subadviser or any of their affiliates acts as investment adviser. For example, the related funds include all of the funds of the Trust.

As of December 31, 2007, none of the independent trustees, nor any of the members of their immediate families, owned beneficially or of record any securities issued by the adviser, any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years of 2006 and 2007, none of the independent trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the adviser or any subadviser or any other entity in a control relationship to the adviser or any subadviser. During the calendar years 2006 and 2007, none of the independent trustees, nor any member of their immediate families, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “fund-related party”): (i) the funds, (ii) an officer of any of the funds, (iii) a related fund, (iv) an officer of any related fund, (v) the adviser or any subadviser; (vi) any affiliate of the adviser or any subadviser; or (vii) an officer of any such affiliate.

During the calendar years 2006 and 2007, none of the independent trustees, nor any members of their immediate families, had any relationship (the value of which exceeds $120,000) with any fund-related party, including, but not limited to, relationships arising out of: (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting services.

During the calendar years 2006 and 2007, none of the independent trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of: (i) the Trust, (ii) an officer of the Trust, (iii) a related fund, (iv) an officer of any related fund, (v) Sun Capital, or (vi) any other entity in a control relationship to the Trust.

The Investment Adviser. Sun Capital Advisers LLC, the funds’ investment adviser, is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The adviser is an indirect wholly-owned subsidiary of Sun Life Financial. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial and its affiliates currently transact business in Canada, the United States, the United Kingdom, Asia and South America.

The adviser is a Delaware limited liability company and a registered investment adviser.

Terms of the Investment Advisory Agreements and the Investment Advisory and Management Agreements.

Each fund has entered into either an investment advisory agreement or an investment advisory and management agreement with the adviser which was approved by the fund’s trustees. Under the terms of each agreement, the adviser furnishes an investment program for the fund and determines, subject to the overall supervision and review of the trustees, which investments should be purchased, held, sold or exchanged and provides supervision over all aspects of the fund’s operations, except those which are delegated to a custodian, transfer agent or other agent. In the case of Davis Venture Value Fund, the adviser has engaged Davis Selected Advisers, L.P. to serve as subadviser to perform its investment management duties. In the case of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund, the adviser has engaged OppenheimerFunds, Inc. to serve as subadviser to perform its investment management duties. In the case of the WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund, the adviser has engaged Wellington Management Company, LLP to serve as subadviser to perform its investment management duties. In the case of Lord Abbett Growth & Income Fund, the adviser has engaged Lord, Abbett & Co. LLC to serve as subadviser to perform its investment management duties. In the case of Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund, the adviser has engaged Goldman Sachs Asset Management, L.P. to serve as subadviser to perform its investment management duties. In the case of PIMCO High Yield Fund, the adviser has engaged Pacific Investment Management Company LLC to serve as subadviser to perform its investment management duties. The adviser has entered into agreements with Sun Life Assurance Company of Canada (U.S.) to utilize the resources and personnel of the company.

The Investment Advisory Agreements.

Those funds which have entered into an investment advisory agreement are Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, and WMC Blue Chip Mid Cap Fund. With respect to these funds, each fund bears the cost of its operations not expressly assumed by the adviser or another service provider. These costs may include, but are not limited to: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser, or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) charges and expenses of auditors; (iii) charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders’ and trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the trustees; (ix) if applicable, any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those trustees of the Trust who are not affiliated with or interested persons of the adviser or the Trust (other than as trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

Each of these funds pays a fee quarterly to the adviser for its advisory services equal on an annual basis to a stated percentage of its average daily net assets as follows:

Fund	Asset Level	Fee
Sun Capital Investment Grade Bond Fund	All	0.60%
Sun Capital Money Market Fund	All	0.50%
Sun Capital Global Real Estate Fund	All	0.95%
SC Davis Venture Value Fund	$0 to $500 million above $500 million	0.75%0.70%
SC Oppenheimer Main Street Small Cap Fund	$0 to $400 million above $400 million to $800 million above $800 million	0.80% 0.75% 0.70%
SC Oppenheimer Large Cap Core Fund	All	0.70%
SC WMC Large Cap Growth Fund	$0 to $750 million above $750 million	0.75% 0.70%
SC WMC Blue Chip Mid Cap Fund	$0 to $300 million above $300 million	0.80%0.75%

The following table shows the total advisory fee each fund paid to the adviser for the past three fiscal years.

Fund	Fiscal Year Ended December 31,
	2007	2006	2005
Sun Capital Investment Grade Bond Fund	$ 216,529	$ 156,709	$ 186,803
Sun Capital Money Market Fund	$ 316,925	$ 272,566	$ 267,758
Sun Capital Global Real Estate Fund	$ 2,164,963	$ 1,639,342	$ 1,122,370
SC Davis Venture Value Fund	$ 387,350	$ 274,799	$ 274,034
SC Oppenheimer Main Street Small Cap Fund	$ 531,466	$ 328,511	$ 590,886
SC Oppenheimer Large Cap Core Fund	$ 0	$ 0	$ 0
SC WMC Large Cap Growth Fund*	$ 328,493	$ 0	N/A
SC WMC Blue Chip Mid Cap Fund	$ 623,198	$ 632,775	$ 579,332
*	The fund commenced operations on May 1, 2006.

The Investment Advisory and Management Agreements.

Those funds which have entered into an investment advisory and management agreement are Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund.

With respect to these funds, in addition to providing advisory services, the adviser is responsible for arranging all the services necessary for the funds’ ordinary operations. The adviser acts as a liaison among the various service providers to the funds and the insurance company or companies to which the funds offer their shares, and provides supervision over all aspects of the fund’s operations, except those which are delegated to a custodian, transfer agent or other agent.

For its advisory and management services to these funds, the adviser is paid a single, unified management fee. Out of that fee, the adviser pays for all of the ordinary expenses of managing and operating the fund, which include: (i) the fees, to the extent relating to the fund, for custodial, transfer agency, portfolio accounting, auditing, pricing and appraisal, dividend disbursing and ordinary legal services of external legal counsel to the Trust; (ii) fidelity bond insurance premiums; (iii) premiums for trustees and officers errors and omissions insurance (other than insurance exclusively for trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust), (iv) the compensation (if any) of the trustees and officers who are affiliated with the adviser; (v) industry association dues; (vi) the fund’s share of any commitment fee, facility fee, syndication or origination fee and interest charges for monies borrowed by the Trust on behalf of the fund, in each case, under a credit line maintained by the Trust; (vii) federal and state share registration fees; (viii) the costs of the preparation, printing and mailing of prospectuses and statements of additional information, shareholder reports, proxy statements and information statements except to the extent the responsibility of another party other than the fund, (ix) the cost and expense of shareholder and trustees’ meetings except to the extent the responsibility of another party other than the fund; and (x) all other expenses associated with the ordinary operations of the fund.

Under the investment advisory and management agreements, each fund pays directly: (i) all brokerage commissions and dealer or underwriter spreads payable on portfolio brokerage transactions of the fund, including any portion paid in consideration of “research services” within the meaning of that term under Section 28(e) of the Exchange Act; (ii) fees pursuant to a plan adopted under Rule 12b-1 under the 1940 Act; (iii) fees and expenses which are approved by the board and allocable as “class expenses” (as that term is defined in Rule 18f-3 under the 1940 Act) to: (x) the “Service Class” of shares of the fund (or any class that is a successor thereto); and (y) any class of shares that may be established after the date hereof pursuant to a plan adopted pursuant to Rule 18f-3 under the 1940 Act; (iv) the fees and expenses of trustees who are not “interested persons” of the Trust (including counsel fees and costs); (v) premiums for trustees and officers errors and omissions insurance exclusively for persons who are not “interested persons” of the Trust; (vi) salaries and other compensation of any of the Trust’s officers or employees who are not officers, employees, directors, managers or members of the adviser or any subadviser of the fund, or any affiliate of the adviser or such subadviser; (vii) expenses incurred in securities lending, directed brokerage, brokerage recapture and similar revenue producing activities as approved by the Trust’s board; and (viii) all extraordinary expenses, including interest charges other than those described above in connection with borrowing under a credit line maintained by the Trust; fees paid in lieu of dividends with respect to securities sold short; taxes; costs of litigation, other legal proceedings or claims and other extraordinary legal expenses or expenses for special consulting, expert or similar services in connection therewith; and the amount of any indemnities paid by the fund.

Under the investment advisory and management agreements, each fund pays a unified management fee to the adviser on a monthly basis for its advisory and management services. Each fee is calculated based on a stated percentage of the fund’s average daily net assets, as follows:

Fund	Asset Level	Fee
SC Lord Abbett Growth & Income Fund	All	0.87%
SC Goldman Sachs Mid Cap Value Fund	All	1.05%
SC Goldman Sachs Short Duration Fund	All	0.65%
SC PIMCO High Yield Fund	All	0.75%

The funds had not yet commenced operations as of December 31, 2007, so none of the funds have paid a unified management fee to the adviser in any of the past three fiscal years.

The Expense Limitations on the Investment Advisory Agreements and Investment Advisory and Management Agreements.

From time to time, the adviser may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The adviser has contractually agreed not to impose all or a portion of its advisory fees and to reimburse each fund’s non-management expenses and, if necessary under an investment advisory and management agreement, to limit other ordinary operating expenses to the amounts shown in the table below. The adviser has contractually agreed to maintain the expense limits until at least April 30, 2009, except in the case of Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund for which the adviser has agreed to maintain the expense limitation until at least the later of April 30, 2009 or two years from the date assets are transferred into the fund in accordance with an order issued by the Securities and Exchange Commission (the “SEC”). To the extent that a fund’s total expense ratio falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived, and fund expenses paid by it under an investment advisory and management agreement, during the prior two fiscal years.

Fund	Contractual Expense Limitation
	Initial Class	Service Class
Sun Capital Investment Grade Bond Fund	0.75%	1.00%
Sun Capital Money Market Fund	0.50%	0.75%
Sun Capital Global Real Estate Fund	1.10%	1.35%
SC Davis Venture Value Fund	0.90%	1.15%
SC Oppenheimer Main Street Small Cap Fund	1.00%	1.25%
SC Oppenheimer Large Cap Core Fund	0.90%	1.15%
SC WMC Large Cap Growth Fund	0.81%	1.06%
SC WMC Blue Chip Mid Cap Fund	1.00%	1.25%
SC Lord Abbett Growth & Income Fund*	0.87%	1.12%
SC Goldman Sachs Mid Cap Value Fund*	1.07%	1.32%
SC Goldman Sachs Short Duration Fund*	0.65%	0.90%
SC PIMCO High Yield Fund*	0.75%	1.00%
*	This fund had not yet commenced operations as of December 31, 2007.

For the periods ended December 31, 2007, 2006 and 2005, the adviser waived all of the advisory fees due to it for the period on the Oppenheimer Large Cap Core Fund. For the period ended December 31, 2006, the adviser waived all of the advisory fees due to it for the period for the WMC Large Cap Growth Fund. For the period ended December 31, 2007, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, WMC Large Cap Growth Fund, and WMC Blue Chip Mid Cap Fund equal to $152,973, $329,779, $211,790, $147,751, $462,105, $226,129, and $129,819, respectively. For the period ended December 31, 2006, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, and WMC Blue Chip Mid Cap Fund equal to $166,746, $319,692, $170,744, $145,668, $374,226, and $134,534, respectively. For the period ended December 31, 2005, the adviser waived a portion of its fees on the Investment Grade Bond Fund, Money Market Fund, Global Real Estate Fund, Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, and WMC Blue Chip Mid Cap Fund equal to $159,872, $323,221, $166,204, $121,205, $81,383, and $139,792, respectively. Absent these fee waivers, the advisory fees for the past three fiscal years would have been as shown in the following table:

Fund	Fiscal Year Ended December 31,
	2007	2006	2005
Sun Capital Investment Grade Bond Fund	$ 369,502	$ 323,455	$ 346,675
Sun Capital Money Market Fund	$ 646,704	$ 592,258	$ 590,979
Sun Capital Global Real Estate Fund	$ 2,376,753	$ 1,810,086	$ 1,228,574
SC Davis Venture Value Fund	$ 535,101	$ 420,467	$ 395,239
SC Oppenheimer Main Street Small Cap Fund	$ 993,571	$ 702,737	$ 672,269
SC Oppenheimer Large Cap Core Fund	$ 94,694	$ 63,998	$ 51,139
SC WMC Large Cap Growth Fund*	$ 554,622	$ 15,469	N/A
SC WMC Blue Chip Mid Cap Fund	$ 753,017	$ 767,309	$ 719,124

*	The fund commenced operations on May 1, 2006.

Pursuant to the investment advisory and investment advisory and management agreements, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the funds in connection with the matters to which its respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Under each investment advisory and each investment advisory and management agreement, each fund may use the name “Sun Capital” or any name derived from or similar to this name only for as long as the investment advisory or investment advisory and management agreement or any extension, renewal or amendment of the agreement remains in effect. If a fund’s investment advisory or investment advisory and management agreement is no longer in effect, the fund will cease to use such name or any other name indicating that it is advised by or otherwise connected with the adviser. In addition, the adviser may grant the non-exclusive right to use the name “Sun Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which any Sun Life Financial subsidiary, any affiliate of the company or any successor to the business of the company is the investment adviser.

After an initial two-year period, each investment advisory and each investment advisory and management agreement will continue in effect from year to year for each fund if approved by either the vote of the fund’s shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. Each investment advisory and investment advisory and management agreement may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the affected fund and will terminate automatically if assigned.

The Subadvisers. The Trust and the adviser have engaged the services of Davis Selected Advisers, L.P., in the case of Davis Venture Value Fund; OppenheimerFunds, Inc., in the case of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP, in the case of WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund; Lord, Abbett & Co. LLC, in the case of Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P., in the case of Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund; and Pacific Investment Management Company LLC in the case of PIMCO High Yield Fund, to assist with the portfolio management of each fund. Each subadviser discharges its responsibilities to the applicable fund subject to the policies of the board of trustees and the oversight and supervision of the adviser. Additional information about each subadviser is set forth in the prospectus.

Davis Selected Advisers, L.P. (“Davis Advisors”) is a Colorado limited partnership and a registered investment adviser. Davis Advisors is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis Advisors is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher Davis is the sole member of the general partner. As of December 31, 2007, Davis Advisors had discretionary investment authority with respect to approximately $105 billion in client assets.

OppenheimerFunds, Inc. (“OppenheimerFunds”) is a Colorado corporation and a registered investment adviser. OFI Institutional Asset Management, Inc., an affiliate of OppenheimerFunds, serves as sub-subadviser to Oppenheimer Large Cap Core Fund. OppenheimerFunds has been an investment adviser since 1960. As of December 31, 2007, OppenheimerFunds had assets under management of over $260 billion. OFI Institutional Asset Management, Inc. (“OFI Institutional”), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York, 10281-1008, is a wholly-owned subsidiary of OppenheimerFunds. OFI Institutional has been an investment adviser since 2001. As of December 31, 2007, OFI Institutional had assets under management of approximately $12.7 billion.

Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, serves as the subadviser to WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund. Wellington Management is a Massachusetts limited liability partnership and a federally registered investment adviser. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302, serves as the subadviser to Lord Abbett Growth & Income Fund. Founded in 1929, Lord Abbett is an independent money management firm with assets under management of approximately $110 billion in 51 mutual fund portfolios and other advisory accounts as of December 31, 2007.

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, 24th Floor, New York, New York 10005, serves as subadviser to Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund. GSAM has been a registered investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2007, GSAM had assets under management of $763.4 billion.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, serves as subadviser to PIMCO High Yield Fund. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2007, PIMCO had approximately $746.2 billion in assets under management.

Terms of Subadvisory Agreements. For each subadvised fund, the subadviser has entered into a subadvisory agreement with the adviser and the Trust on behalf of the fund. The subadviser is responsible for providing the subadvised fund with advice concerning the investment management of that fund’s portfolio. This advice must be consistent with the investment objectives and policies of the subadvised fund. The subadviser determines what securities shall be purchased, sold or held for the subadvised fund and what portion of the fund’s assets are held uninvested.

The adviser pays each subadviser out of its own resources; none of the subadvised funds has an obligation to pay the subadviser. Each subadviser’s subadvisory fee rate is based on a stated percentage of each subadvised fund’s average daily net assets as follows:

Fund	Asset Level	Fee
SC Davis Venture Value Fund	$0 to $100 million above $100 million to $500 million above $500 million	0.45% 0.40% 0.35%
SC Oppenheimer Main Street Small Cap Fund	All assets	0.40%
SC Oppenheimer Large Cap Core Fund	$0 to $250 million above $250 million to $500 million above $500 million	0.25% 0.20% 0.15%
SC WMC Large Cap Growth Fund	$0 to $100 million above $100 million to $750 million above $750 million	0.45% 0.40% 0.35%
SC WMC Blue Chip Mid Cap Fund	$0 to $50 million above $50 million to $200 million above $200 million to $500 million above $500 million	0.55% 0.45% 0.40% 0.35%
SC Lord Abbett Growth & Income Fund	$0 to $200 million above $200 million to $400 million above $400 million	0.35% 0.27% 0.25%
SC Goldman Sachs Mid Cap Value Fund	All Assets	0.40%
SC Goldman Sachs Short Duration Fund	$0 to $250 million above $250 million to $500 million above $500 million	0.18% 0.16% 0.14%
SC PIMCO High Yield Fund	All Assets	0.25%

The following table shows the total subadvisory fees paid by the adviser on behalf of each fund to its subadviser for the past three fiscal years.

Fund	2007	2006	2005
SC Davis Venture Value Fund	$ 321,060	$ 252,282	$ 237,144
SC Oppenheimer Main Street Small Cap Fund*	$ 496,785	$ 351,368	$ 336,135
SC Oppenheimer Large Cap Core Fund***	N/A	N/A	N/A
SC WMC Large Cap Growth Fund**	$ 330,096	$ 9,282	N/A
SC WMC Blue Chip Mid Cap Fund	$ 473,572	$ 481,611	$ 454,508
SC Lord Abbett Growth & Income Fund****	N/A	N/A	N/A
SC Goldman Sachs Mid Cap Value Fund****	N/A	N/A	N/A
SC Goldman Sachs Short Duration Fund****	N/A	N/A	N/A
SC PIMCO High Yield Fund****	N/A	N/A	N/A
*	Until January 9, 2006, OpCap Advisors LP was the subadviser to the fund. The fees provided for 2005 were paid to OpCap Advisors, not OppenheimerFunds, Inc.
**
The fund commenced operations on May 1, 2006.  Until August 1, 2008, Pyramis Global Advisors, LLC was the subadviser to the fund.  The fees provided for 2006 and 2007 were paid to Pyramis Global Advisors, LLC, not Wellington Management Company, LLP.

***	Until May 1, 2008, the adviser served the fund directly. The fees provided for 2005, 2006, and 2007 were paid to the adviser, not Oppenheimer Funds, Inc.
****	The fund had not commenced operations as of December 31, 2007, so no subadvisory fees have been paid by the adviser on behalf of such fund to its subadviser in any of the last 3 fiscal years.

Each subadviser is responsible for bearing its own costs of providing services to a subadvised fund. Each subadviser will not be responsible for: (i) the subadvised fund’s legal, auditing and accounting expenses; (ii) expenses of maintenance of the subadvised fund’s books and records, including computation of the subadvised fund’s daily net asset value per share and dividends; (iii) interest, taxes, governmental fees and membership dues incurred by the subadvised fund; (iv) fees of the subadvised fund’s custodians, transfer agents, registrars or other agents; (v) expenses of preparing the subadvised fund’s share certificates; (vi) expenses relating to the redemption or repurchase of the subadvised fund’s shares; (vii) expenses of registering and qualifying the subadvised fund’s shares for sale under applicable federal and state laws; (viii) expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to subadvised fund investors (except that each subadviser will be responsible for costs associated with supplements to such documents and regulatory filing requirements necessitated by a change of control of the subadviser or a change in the portfolio manager or managers assigned by the subadviser to manage the subadvised fund); (ix) cost of subadvised fund stationery; (x) costs of trustee, shareholder and other meetings of the Trust or the subadvised fund (except that each subadviser will be responsible for costs necessitated by any change of control of the subadviser); (xi) traveling expenses of officers, trustees and employees of the Trust or the subadvised fund; (xii) fees of the Trust’s trustees and salaries of any officers or employees of the Trust or the subadvised fund; and (xiii) the subadvised fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or the subadvised fund and their officers and trustees.

Under each subadvisory agreement, the subadviser is responsible for making specific decisions to buy and sell securities for the subadvised fund. Each subadviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

The adviser is indemnified against certain liabilities it may incur in its official capacity as investment adviser to funds in the Trust that are subadvised, including Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Large Cap Core Fund, WMC Large Cap Growth Fund, WMC Blue Chip Mid Cap Fund, Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund, and PIMCO High Yield Fund.

Each subadviser of these funds is similarly indemnified against certain liabilities it incurs in its official capacity as subadviser to a given fund.  The indemnification of each subadviser and the adviser is provided in the subadvisory agreement entered into on behalf of each fund, between its subadviser, the adviser, and the trust (each, a “subadvisory agreement,” and collectively, the “subadvisory agreements”).  The general effect of these subadvisory agreements is described in the following paragraphs, with terms and conditions only applicable to certain funds noted as such.

Under the subadvisory agreements, a subadviser is not liable for any loss sustained by reason of the adoption of any investment policy (and, in regards to Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund, a subavisor will not be liable for any act or omission including but not limited to such adoption), or the purchase, sale, or retention of any security on the recommendation of the subadviser, regardless whether the recommendation was based upon the subadviser’s own investigation and research or upon investigation and research made by any other individual, firm or corporation, assuming the recommendation was made and any other individual, firm, or corporation was selected, with due care and in good faith.  No subadviser will be indemnified, however, for any liability it causes to the adviser, the fund or its shareholders as a result of: (a) the subadviser’s causing the fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund’s prospectus or statement of additional information or any written guidelines or instruction provided in writing by the trust’s board of trustees or adviser (and, in regards to Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund, the receipt of which is acknowledged in writing by that subadviser); (b) the subadviser’s causing the fund to fail to satisfy the diversification requirements of § 817 (h) of Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”), or the diversification or source of income requirements of Subchapter M of the Code; or (c) the subadviser’s willful misfeasance, bad faith, or gross negligence (or simple “negligence” in the case of Davis Venture Value Fund, WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund) generally in the performance of its duties or its reckless disregard of its obligations and duties under the subadvisory agreement.

Notwithstanding the forgoing, in regards to Davis Venture Value Fund and WMC Blue Chip Mid Cap Fund, the subadviser is not liable to the adviser, the fund or its shareholders for any losses that sustained as a result of delays or inaccuracy of information about the fund provided to the subadviser by or on behalf of the adviser or the fund’s custodian.

Under the subadvisory agreements, a subadviser is obliged to indemnify and hold harmless the adviser, its affiliated persons and the fund (collectively, the “indemnified persons”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any indemnified person to the extent resulting, in whole or in part, from any of the subadviser’s  acts or omissions specified in (a), (b) or (c) above, any breach by the subadviser of any duty or warranty in the subadvisory agreement (or, in the case of Oppenheimer Large Cap Core Fund, by the subadviser or OFI Institutional Asset Management, Inc. (“OFI Institutional”)), or inaccuracy of any representation by the subadviser (or, in the case of Oppenheimer Large Cap Core Fund, by the Subadviser or OFI Institutional), made in connection with the subadvisory agreement, (or, in regards to Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund, the subadviser’s causing the fund to be in violation of any applicable investment policy or restriction of the subadviser).  However, no indemnified person is indemnified for liability resulting from its own willful misfeasance, bad faith, or gross negligence (or simple “negligence” in the case of Davis Venture Value Fund, WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund) in the performance of its duties or reckless disregard of such duties.

Under the subadvisory agreements, the adviser is obliged to indemnify and hold harmless each subadviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the subadviser to the extent resulting, in whole or in part, from: (x) the adviser’s willful misfeasance, bad faith, or gross negligence (or simple “negligence” in the case of Davis Venture Value Fund, WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund) generally in the performance of its duties in connection with the subadvisory agreement or its reckless disregard of its obligations and duties under the subadvisory agreement; and (y) any breach of any duty or warranty in the subadvisory agreement by the adviser or any inaccuracy of any representation by the adviser made in connection with the subadvisory agreement (and, in regards to Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund, (z) the subadviser's causing the fund to be in violation of any applicable federal or state law, rule or regulation or any applicable investment policy or restriction of the adviser).  No subadviser will be indemnified, however, for liability resulting from its own willful misfeasance, bad faith, or gross negligence (or simple “negligence” in the case of Davis Venture Value Fund, WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund) in the performance of its duties or reckless disregard of such duties.

In regards to Oppenheimer Large Cap Core Fund, the adviser has further agreed that, to the extent that the subadviser delegates all or any part of its duties in connection with the subadvisory agreement to OFI Institutional, in any circumstance in which the adviser is obligated to indemnify and hold harmless the subadviser, the adviser will to the same extent but without duplication indemnify OFI Institutional, provided that:

(i) the relevant, loss, damage, judgment, fine settlement amount, and/or attorneys fees for which OFI Institutional seeks indemnification arise out of the same set of facts and/or involve substantially the same legal defenses and, in the case of litigation, are litigated in the same forum;

(ii) in no case will the adviser be obligated to pay or reimburse the legal expenses of more than one legal counsel to the subadviser and OFI Institutional collectively; and

(iii) in no case will the adviser be obligated to pay or reimburse: (a) any amounts representing losses, damages, judgments, fines, and/or settlement amounts that may reasonably be viewed as duplicative or redundant of amounts for which the adviser is obligated to indemnify the subadviser; or (b) any amounts otherwise in excess of amounts that the adviser would reasonably have been obligated to pay, had the subadviser not elected to delegate any part of its duties in connection with the subadvisory agreement to OFI Institutional.

Neither the adviser nor the subadviser is obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, assuming such consent will not be unreasonably withheld.

In regards to Oppenheimer Large Cap Core Fund, to the extent that the subadviser delegates any or all of its obligations in connection with the subadvisory agreement to OFI Institutional: (i) the subadviser is liable for the actions or omissions of OFI Institutional to the same extent it would be liable for its own actions or omissions; and (ii) OFI Institutional will be considered a third party beneficiary of the subadvisory agreement only with respect to the terms of indemnification and certain confidentiality measures.

Each subadvisory agreement will continue in effect from year to year for each subadvised fund if approved by either the vote of the subadvised fund’s shareholders (if a shareholder vote is required) or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. The subadvisory agreement may be terminated on 60 days’ written notice by the subadvised fund or adviser or by a vote of a majority of the outstanding voting securities of the subadvised fund. Each subadvisory agreement may be terminated by the subadviser upon 120 days notice.

Restrictions on Personal Trading. In order to avoid conflicts with portfolio trades for the funds, the adviser and subadvisers have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The funds’ underwriter has not adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act because it has no “Access Persons” as defined in the Rule. Pursuant to Rule 17j-1 under the 1940 Act, the board of trustees of the Trust adopted a code of ethics for the Trust and approved the code of ethics of the adviser and each subadviser. The codes of ethics permit personnel to invest in securities, including securities that may be purchased or held by a fund, subject to specified restrictions on personal securities trading.

Some of the adviser’s restrictions include pre-clearance for all personal trades and a prohibition on the purchase of limited offerings and initial public offerings without prior written approval. These restrictions reflect the basic principle that the interests of the funds and their shareholders come before the interests of personnel of the adviser and its affiliates. The adviser provides the Trust’s board of trustees with a quarterly certification of the adviser’s compliance with its code of ethics and a report of any significant violations of its code.

Because each subadviser is an entity not otherwise affiliated with the Trust or the adviser, the subadviser has responsibility for monitoring the personal trading activities of the subadviser’s personnel. Each subadviser provides the adviser with a quarterly certification of the subadviser’s compliance with its code of ethics and a report of any significant violations of its code.

Allocation of Investment Opportunities. Securities held by a fund may also be held by other funds or investment advisory clients for which the adviser, subadviser or any of their affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the adviser or subadviser for other funds or investment advisory clients arise at or about the same time, transactions in the securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the adviser, subadviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price obtained by a fund.

Administrator. State Street Bank & Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts, 02110, is the funds’ administrator. State Street is responsible for managing the funds’ business affairs. State Street’s services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, preparation and filing of tax returns, supervising the activities of the custodian and transfer and shareholder servicing agent and other administrative services necessary to conduct the funds’ business. The Trust may invest in money market funds managed by, and commercial paper issued by, affiliates of State Street, which serves as the Trust’s custodian, administrator and transfer agent.

For the periods ended December 31, 2007, 2006 and 2005, each of the following funds paid the administrator as follows:

Fund	2007	2006	2005
Sun Capital Investment Grade Bond Fund	$ 59,622	$ 55,607	$ 59,158
Sun Capital Money Market Fund	$ 110,767	$ 106,128	$ 103,771
Sun Capital Global Real Estate Fund	$ 201,467	$ 161,921	$ 120,780
SC Davis Venture Value Fund	$ 66,982	$ 53,701	$ 45,126
SC Oppenheimer Main Street Small Cap Fund	$ 105,254	$ 78,730	$ 70,059
SC Oppenheimer Large Cap Core Fund	$ 24,088	$ 20,536	$ 19,086
SC WMC Large Cap Growth Fund*	$ 64,885	$ 3,621	N/A
SC WMC Blue Chip Mid Cap Fund	$ 76,059	$ 78,382	$ 74,718
*	The fund commenced operations on May 1, 2006.

With respect to Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund, the adviser pays State Street’s costs for serving as the funds’ administrator out of the adviser’s unified management fee. These funds had not yet commenced operations as of December 31, 2007, so no fund has paid the administrator a fee in any of the past 3 fiscal years.

Transfer Agent. State Street Bank & Trust Company is the transfer agent for the funds. With respect to Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund, the adviser pays State Street Bank & Trust Company’s costs for serving as the funds’ transfer agent out of the adviser’s unified management fee.

Custodian. Each fund’s portfolio securities are held pursuant to a master custodian agreement between the adviser, the Trust and State Street Bank & Trust Company. Under the custodian agreement, the custodian performs custody, portfolio and fund accounting services. With respect to Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund, the adviser pays State Street Bank & Trust Company’s costs for serving as the funds’ custodian out of the adviser’s unified management fee.

Independent Registered Public Accounting Firm. The board of trustees has selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116 as the funds’ independent registered public accounting firm. The independent registered public accounting firm provides auditing and tax services to the funds.

Legal Counsel. Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 serves as legal counsel to the Trust.

Proxy Voting Policies. The adviser’s and subadvisers’ proxy voting policies with respect to the funds are attached as Appendix C. Information regarding how each fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling 800-432-1102 x1687; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS

Potential Conflicts of Interest Concerning Portfolio Managers. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. The adviser and each of the subadvisers have adopted procedures that are intended to monitor compliance with policies referred to in the following paragraphs, designed to ensure the fair and equitable treatment of accounts. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

Each subadviser has provided additional information about potential conflicts affecting their portfolio managers.

•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. This conflict may arise with respect to any of the managers of the funds. The adviser and the subadvisers have policies and procedures designed to address such conflicts so that all client accounts receive fair and equitable treatment.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When the adviser or a subadviser is seeking to trade the same security on substantially similar terms for more than one account, the adviser and the subadvisers may “bunch” such orders, which means that the trades for the individual accounts are aggregated and each account receives the same average execution price. There are some types of accounts as to which bunching may not be possible for various reasons, including contractual reasons (such as directed brokerage arrangements). A trader may believe under some circumstances that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser or the subadvisers will place the order in a manner intended to result in as favorable a price as possible for such client. Trade order conflicts may arise with respect to any of the managers of the funds. The adviser and the subadvisers have policies and procedures designed to address these trade order conflicts.

•
A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, or if the significance of the performance of other accounts in calculating the bonus is less because of their size, the measurement periods or other differences, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. This conflict arises with respect to Davis Selected Advisers, L.P. managers Christopher Davis and Kenneth Feinberg, portfolio managers of Davis Venture Value Fund; OppenheimerFunds, Inc. managers Marc Reinganum and Mark Zavanelli, portfolio managers of Oppenheimer Main Street Small Cap Fund; OppenheimerFunds, Inc. manager Dave Schmidt, portfolio manager of Oppenheimer Large Cap Core Fund; Wellington Management Company, LLP manager Paul E. Marrkand, portfolio manager of WMC Large Cap Growth Fund; Wellington Management Company, LLP manager Phillip H. Perelmuter, portfolio manager of WMC Blue Chip Mid Cap Growth Fund; Lord Abbett manager Eli M. Salzmann, portfolio manager of Lord Abbett Growth & Income Fund; GSAM managers Andrew Alford, Melissa R. Brown, Mark Carhart and Robert C. Jones, portfolio managers of Goldman Sachs Mid Cap Value Fund; GSAM managers Jonathan A. Beinner, Thomas J. Kenny, James B. Clark, Christopher Sullivan, James P. McCarthy, Mark Van Wyk, and Peter D. Dion, portfolio managers of Goldman Sachs Short Duration Fund; and PIMCO manager Mark T. Hudoff, portfolio manager of PIMCO High Yield Fund. Similarly, if an advisory firm receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This conflict relating to performance fees arises for Wellington Management Company, LLP manager Paul E. Marrkand, portfolio manager of WMC Large Cap Growth Fund; Wellington Management Company, LLP manager Phillip H. Perelmuter, portfolio manager of WMC Blue Chip Mid Cap Growth Fund; Lord Abbett manager Eli M. Salzmann, portfolio manager of Lord Abbett Growth & Income Fund; GSAM managers Andrew Alford, Melissa R. Brown, Mark Carhart and Robert C. Jones, portfolio managers of Goldman Sachs Mid Cap Value Fund; GSAM managers Jonathan A. Beinner, Thomas J. Kenny, James B. Clark, Christopher Sullivan, James P. McCarthy, Mark Van Wyk, and Peter D. Dion, portfolio managers of Goldman Sachs Short Duration Fund; and PIMCO manager Mark T. Hudoff, portfolio manager of PIMCO High Yield Fund. The subadvisers have policies and procedures designed to address these conflicts.

•
A portfolio manager may favor an account if the portfolio manager or his or her employer has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager or his or her employer held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. This conflict may arise with respect to any of the portfolio managers of the funds, to the extent that a portfolio manager begins to manage accounts in which the portfolio manager or his or her employer has a beneficial interest, including currently the adviser’s managers, John Donovan, Richard Gable, Evan Moskovit, Thomas Pedulla, Leo Saraceno, Michael Savage and Bonnie Ward; Davis Selected Advisers, L.P. managers, Christopher Davis and Kenneth Feinberg; and Wellington Management Company, LLP managers Paul E. Marrkand and Phillip H. Perelmuter. The advisers and the subadvisers, however, have policies and procedures designed to treat all accounts fairly, which may include code of ethics requirements imposing certain trading restrictions and reporting obligations for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or the account that is short. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. This conflict may arise with respect to any of the managers of the funds. The advisers and the subadvisers have developed policies and procedures, which may include assigning portfolio managers so as to avoid such conflicts, to address the simultaneous management of multiple client accounts so that all clients receive fair and equitable treatment.

A further discussion of the conflicts of interest that may arise with respect to the adviser, each subadviser and their respective managers is set forth below.

Other Accounts Managed by Portfolio Managers—Sun Capital Advisers LLC. The table below provides information as of December 31, 2007 concerning other accounts managed by the persons employed by the adviser who are primarily responsible for the day-to-day management of the portfolios of the funds identified below.

Manager (Fund(s))	Total # of Accounts	Total Assets Under Management (in millions)
John W. Donovan (Investment Grade Bond Fund and Money Market Fund)
Other Registered Investment Companies	0	—
Other Pooled Vehicles	5	$ 1,750.4
Other Accounts	16	$ 23,787.6
Richard R. Gable (Global Real Estate Fund)
Other Registered Investment Companies	1	$ 39.4
Other Pooled Vehicles	0	—
Other Accounts	9	$ 3,239.8
Evan S. Moskovit (Investment Grade Bond Fund and Money Market Fund)
Other Registered Investment Companies	0	—
Other Pooled Vehicles	5	$ 1,750.4
Other Accounts	16	$ 23,787.6
Thomas V. Pedulla (Global Real Estate Fund)
Other Registered Investment Companies	1	$ 39.4
Other Pooled Vehicles	0	—
Other Accounts	3	$ 1,088.1
Leo D. Saraceno (Global Real Estate Fund)
Other Registered Investment Companies	1	$ 39.4
Other Pooled Vehicles	0	—
Other Accounts	9	$ 3,239.8
Michael A. Savage (Investment Grade Bond Fund)
Other Registered Investment Companies	0	—
Other Pooled Vehicles	2	$ 672.4
Other Accounts	16	$ 22,010.1
Bonnie L. Ward (Money Market Fund)
Other Registered Investment Companies	0	—
Other Pooled Vehicles	3	$ 25.3
Other Accounts	16	$ 1,793.4

Performance Fees—Sun Capital Advisers. The adviser’s portfolio managers do not manage any account with a performance-based fee.

Compensation—Sun Capital Advisers. As a member of the Sun Life Financial Group of companies, the adviser has adopted a system of compensation that seeks to align employees’ individual goals and performance with Sun Life Financial’s business strategy. For portfolio managers, the compensation structure consists of the following components: base salary, annual incentive compensation, and equity awards. Portfolio managers also receive customary retirement and other benefits that are offered generally to all full-time employees of Sun Life Financial in the United States.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is considered a significant component of a portfolio manager’s overall compensation.

•
Incentive Compensation Plans. Portfolio managers are eligible to participate in an annual incentive compensation plan, which is tailored to take into account the adviser’s contribution to Sun Life Financial’s overall profitability.

•
Under this plan, the adviser management can award annual bonus compensation to eligible employees of the adviser based on a combination of several elements including: the overall profitability of Sun Life Financial, the overall performance of Sun Life Financial’s Canadian and U.S. operations against targets for net income and other financial criteria, the overall performance of Sun Life Financial’s Corporate Investment division against targets for investment performance, the overall performance of accounts managed by the adviser in comparison to short and long term performance of relevant benchmarks and peer groups and other financial criteria, and the individual’s performance against annual business and individual goals.

•
Equity Awards. At management’s discretion, portfolio managers may receive options for common shares of Sun Life Financial, the ultimate parent company of the adviser, and may receive participation units in restricted share unit and performance share unit plans. The extent to which these forms of long term incentive compensation are available varies from year to year.

Steps Taken by Sun Capital Advisers to Address Potential Conflicts. The adviser may manage numerous accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions will differ from client to client. The adviser will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Further, in many instances, such as purchases of private placements or oversubscribed public offerings, it may not be possible or feasible to allocate a transaction pro rata to all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis. In addition, Sun Life Financial proprietary accounts and pooled vehicles, such as pension plans, in which the adviser’s personnel have a beneficial interest, may buy or sell the same securities that the adviser recommends to its clients.

It is the adviser’s policy to manage all its client accounts fairly and in good faith, and to seek best execution for all transactions. Consistent with this policy, the adviser has adopted policies and procedures, including brokerage and allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the adviser monitors a variety of areas, including compliance with fund investment guidelines, the allocation of IPOs, and compliance with the adviser’s Code of Ethics.

The adviser has also adopted policies and procedures relating to the aggregation of trade orders and allocation of investment opportunities when trade orders are not completely filled. The adviser may, but need not, aggregate or “bunch” orders for accounts for which it has investment discretion in circumstances in which the adviser believes that bunching will result in a more favorable overall execution. The adviser may bunch a client’s trades with trades of other clients and with trades of Sun Life Financial proprietary accounts and pooled vehicles in which the adviser’s personnel have a beneficial interest. In those instances where aggregated orders are not completely filled, the adviser will generally allocate the order among participating accounts pro rata on the basis of order size. In allocating investments among various clients (including in what sequence orders for trades are placed), however, it is the adviser’s policy to allocate investment opportunities on a basis that the adviser in good faith believes is fair and equitable to each client over time.

The adviser has adopted policies and procedures relating to the selection of broker-dealers to execute trades for client accounts. The adviser’s primary objective in the selection of broker-dealers is to obtain the best combination of price and execution under the particular circumstances. The adviser periodically reviews brokerage placement and the reasonableness of commissions and conducts an annual review of brokerage policies and practices.

The adviser, its affiliated entities and their respective personnel may invest for their own accounts in securities that the adviser recommends to, or purchases or sells for, the adviser’s clients. The adviser has adopted a Code of Ethics that governs the conduct and reporting of personal securities transactions by its access persons. The Code of Ethics is designed to minimize conflicts with transactions and recommendations made for or on behalf of clients.

Other Accounts Managed by Portfolio Managers—Davis Selected Advisers, L.P. The table below provides information as of December 31, 2007 concerning other accounts managed by the persons employed by Davis Advisors who are primarily responsible for the day-to-day management of the portfolio of the Davis Venture Value Fund.

Manager	Total # of Accounts	Total Assets Under Management (in billions)
Christopher C. Davis
Other Registered Investment Companies	28	$ 83
Other Pooled Vehicles	11	$ 1.2
Other Accounts	132	$ 12.7
Kenneth C. Feinberg
Other Registered Investment Companies	26	$ 82.8
Other Pooled Vehicles	10	$ 1.1
Other Accounts	132	$ 12.7

Performance Fees—Davis Advisors. The Davis Advisors portfolio managers do not manage any account with a performance-based fee.

Compensation—Davis Advisors. Davis Advisors portfolio managers are provided benefits packages including life insurance, health insurance, and participation in a company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee of Davis Advisors consists of a base salary.

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of: (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper.

Steps Taken by Davis Advisors to Address Potential Conflicts of Interest.

•
The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place orders for separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•
Finally, substantial investment of Davis Advisors or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time.

Other Accounts Managed by Portfolio Managers—OppenheimerFunds and OFI Institutional. The table below provides information as of June 30, 2008 concerning other accounts managed by Marc Reinganum and Mark Zavanelli of OppenheimerFunds, Inc. who are primarily responsible for the day-to-day management of the portfolio of Oppenheimer Main Street Small Cap Fund and other accounts managed by Dave Schmidt of OppenheimerFunds, Inc.’s wholly-owned subsidiary, OFI Institutional Asset Management, Inc. (“OFI Institutional”), who is primarily responsible for the day-to-day management of the portfolio of Oppenheimer Large Cap Core Fund.

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Marc Reinganum (OppenheimerFunds)
Other Registered Investment Companies	21	$ 25,955.0
Other Pooled Vehicles	0	—
Other Accounts	0	—
Mark Zavanelli (OppenheimerFunds)
Other Registered Investment Companies	21	$ 25,955.0
Other Pooled Vehicles	0	—
Other Accounts	0	—
Dave Schmidt (OFI Institutional)
Other Registered Investment Companies	6	$ 1,769.1
Other Pooled Investment Vehicles	5	$ 173.4
Other Accounts	50	$ 1,345.2

Performance Fees—OppenheimerFunds and OFI Institutional. The OppenheimerFunds portfolio managers do not manage any account with a performance-based fee. OFI Institutional receives a fee based upon the performance of 4 other accounts managed by Dave Schmidt. These 4 accounts have total assets of approximately $109.5 million as of June 30, 2008.

Compensation—OppenheimerFunds and OFI Institutional. Messrs. Reinganum and Zavanelli, and Mr. Schmidt (the “Portfolio Managers”) are employed and compensated by OppenheimerFunds, Inc. and OFI Institutional, respectively, (together, “OppenheimerFunds”), not the fund. Under OppenheimerFunds’ compensation program for its Portfolio Managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds. This is intended to align the Portfolio Managers’ and analysts’ interests with the success of the funds and accounts and their investors. OppenheimerFunds’ compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

As of June 30, 2008, each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds’ holding company parent. Senior Portfolio Managers may also be eligible to participate in the OppenheimerFunds’ deferred compensation plan.

Base salary. The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds to attract and retain talent.

Annual discretionary bonus. The annual discretionary bonus is determined by senior management of OppenheimerFunds and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to Oppenheimer Main Street Small Cap Fund is Lipper - Small Cap Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

The Portfolio Managers’ compensation is not based on the total value of the fund’s portfolio assets, although the fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between Oppenheimer Main Street Small Cap Fund or Oppenheimer Large Cap Core Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure for the funds as described above.

Steps Taken by OppenheimerFunds and OFI Institutional to Address Potential Conflicts of Interest. As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the investment objectives and strategies of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund. For example, the Portfolio Manager may need to allocate investment opportunities between the fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the Portfolio Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Portfolio Manager than the fee structure of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund, the Portfolio Manager could have an incentive to favor the other fund. However, the Portfolio Manager’s compliance procedures and Code of Ethics recognize the Portfolio Manager’s fiduciary obligations to treat all of its clients, including Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the funds’ Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of Oppenheimer Main Street Small Cap Fund and Oppenheimer Large Cap Core Fund.

Other Accounts Managed by Portfolio Managers—Wellington Management Company, LLP.  The table below provides information as of December 31, 2007 concerning other accounts managed by Paul E. Marrkand and Phillip H. Perelmuter of Wellington Management who are primarily responsible for the day-to-day management of the portfolio of WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund, respectively.

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Paul E. Marrkand
Other Registered Investment Companies	3	$ 4.714
Other Pooled Vehicles	3	$ 187
Other Accounts	3	$ 318
Phillip H. Perelmuter
Other Registered Investment Companies	2	$ 6,130.6
Other Pooled Vehicles	7	$ 980.8
Other Accounts	38	$ 2,911.4

Performance Fees—Wellington Management. Wellington Management receives a fee based upon the investment performance of 1 other registered investment company account managed by Paul E. Marrkand. This account has total assets of approximately $3.39 billion as of December 31, 2007. Wellington Management receives a fee based upon the investment performance of 1 other registered investment company account managed by Phillip H. Perelmuter. This account has total assets of approximately $59.1 million as of December 31, 2007.

Compensation—Wellington Management. Wellington Management receives a fee based on the assets under management of WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund (the “Funds”) as set forth in each fund’s subadvisory agreement between the Trust on behalf of that fund, the adviser, and Wellington Management. Wellington Management pays its investment professionals out of its total revenues and other resources, including the subadvisory fees earned with respect to each fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. The base salary for Mr. Perelmuter, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Marrkand is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. As a partner of Wellington Management, Phillip H. Perelmuter is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
SC WMC Large Cap Growth Fund	Russell 1000 Growth Index and the Lipper Large Cap Growth Average
SC WMC Blue Chip Mid Cap Fund	S&P 400 MidCap Index and the Lipper Mid Cap Core Average

Steps Taken by Wellington Management to Address Potential Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of WMC Large Cap Growth Fund and WMC Blue Chip Mid Cap Fund. The Portfolio Managers make investment decisions for each account, including the relevant fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant fund, or make investment decisions that are similar to those made for the relevant fund, both of which have the potential to adversely impact the relevant fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the funds. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

 Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Other Accounts Managed by Portfolio Managers—Lord, Abbett & Co. LLC. The table below provides information as of December 31, 2007 concerning other accounts managed by any persons employed by Lord Abbett who are primarily responsible for the day-to-day management of the portfolio of Lord Abbett Growth & Income Fund.

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Eli M. Salzmann
Other Registered Investment Companies	0	—
Other Pooled Vehicles	8	$ 458.4
Other Accounts	40,881	$ 17,331.5

Performance Fees—Lord Abbett. The Lord Abbett portfolio manager participates in the management of one account for which the portfolio manager receives a performance-based fee. This account had total assets of approximately $276.0 million as of December 31, 2007.

Manager	Total # of Performance- based Fee Accounts	Total Assets Under Management (in millions)
Eli M. Salzmann
Other Registered Investment Companies	0	—
Other Pooled Vehicles	0	—
Other Accounts	1	$ 276.0

Compensation—Lord Abbett. Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks (for Lord Abbett Growth & Income Fund, the style benchmark is the Russell 1000® Value Index) and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a portfolio manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their portfolio’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Steps Taken by Lord Abbett to Address Potential Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett Growth & Income Fund and the investments of other accounts referenced in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among Lord Abbett Growth & Income Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning Lord Abbett Growth & Income Fund’s transactions to the advantage of other accounts and to the detriment of Lord Abbett Growth & Income Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including Lord Abbett Growth & Income Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of Lord Abbett Growth & Income Fund and the investments of the other accounts referenced in the table above.

Other Accounts Managed by Portfolio Managers—GSAM. The table below provides information as of December 31, 2007 concerning other accounts managed by the persons who are employed by GSAM who are primarily responsible for the day-to-day management of the portfolio of Goldman Sachs Mid Cap Value Fund and Goldman Sachs Short Duration Fund.

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Melissa R. Brown
Other Registered Investment Companies	66	$ 26,146
Other Pooled Vehicles	37	$ 19,558
Other Accounts	705	$ 75,953
Robert C. Jones
Other Registered Investment Companies	66	$ 26,146
Other Pooled Vehicles	37	$ 19,558
Other Accounts	705	$ 75,953
Andrew Alford
Other Registered Investment Companies	66	$ 26,146
Other Pooled Vehicles	37	$ 19,558
Other Accounts	705	$ 75,953
Mark Carhart
Other Registered Investment Companies	66	$ 26,146
Other Pooled Vehicles	37	$ 19,558
Other Accounts	705	$ 75,953
Jonathan A. Beinner
Other Registered Investment Companies	34	$ 27,075
Other Pooled Vehicles	78	$ 28,615
Other Accounts	1,831	$ 168,591
Thomas J. Kenny
Other Registered Investment Companies	34	$ 27,075
Other Pooled Vehicles	78	$ 28,615
Other Accounts	1,831	$ 168,591
Christopher Sullivan
Other Registered Investment Companies	16	$ 9,778
Other Pooled Vehicles	31	$ 12,134
Other Accounts	280	$ 62,144
James B. Clark
Other Registered Investment Companies	16	$ 9,778
Other Pooled Vehicles	31	$ 12,134
Other Accounts	280	$ 62,144
James P. McCarthy
Other Registered Investment Companies	8	$ 4,356
Other Pooled Vehicles	1	$ 73
Other Accounts	62	$ 29,980
Mark Van Wyk
Other Registered Investment Companies	18	$ 12,416
Other Pooled Vehicles	18	$ 9,328
Other Accounts	330	$ 92,989
Peter D. Dion
Other Registered Investment Companies	18	$ 12,416
Other Pooled Vehicles	18	$ 9,328
Other Accounts	330	$ 92,989

Performance Fees—GSAM. The GSAM portfolio managers manage certain accounts with a performance-based fee as set forth in the table below:

Manager	Total # of Performance- based Fee Accounts	Total Assets Under Management (in millions)
Melissa R. Brown
Other Registered Investment Companies	1	$ 211
Other Pooled Vehicles	5	$ 1,766
Other Accounts	38	$ 10,502
Robert C. Jones
Other Registered Investment Companies	1	$ 211
Other Pooled Vehicles	5	$ 1,766
Other Accounts	38	$ 10,502
Andrew Alford
Other Registered Investment Companies	1	$ 211
Other Pooled Vehicles	5	$ 1,766
Other Accounts	38	$ 10,502
Mark Carhart
Other Registered Investment Companies	1	$ 211
Other Pooled Vehicles	5	$ 1,766
Other Accounts	38	$ 10,502
Jonathan A. Beinner
Other Registered Investment Companies	0	—
Other Pooled Vehicles	19	$ 5,798
Other Accounts	84	$ 28,461
Thomas J. Kenny
Other Registered Investment Companies	0	—
Other Pooled Vehicles	19	$ 5,798
Other Accounts	84	$ 28,461
Christopher Sullivan
Other Registered Investment Companies	0	—
Other Pooled Vehicles	12	$ 4,630
Other Accounts	17	$ 4,630
James B. Clark
Other Registered Investment Companies	0	—
Other Pooled Vehicles	12	$ 4,630
Other Accounts	17	$ 4,630
James P. McCarthy
Other Registered Investment Companies	0	—
Other Pooled Vehicles	0	—
Other Accounts	5	$ 4,514
Mark Van Wyk
Other Registered Investment Companies	0	—
Other Pooled Vehicles	8	$ 4,343
Other Accounts	19	$ 10,883
Peter D. Dion
Other Registered Investment Companies	0	—
Other Pooled Vehicles	8	$ 4,343
Other Accounts	19	$ 10,883

The information is as of December 31, 2007. The category “Other Registered Investment Companies” includes only U.S. registered mutual funds and subadvised funds. The category “Other Pooled Vehicles” includes offshore mutual funds, offshore subadvised funds, alternative investments and commingled funds. The category “Other Accounts” includes separate accounts (both institutional and retail).

Compensation—GSAM.

SC Goldman Sachs Mid Cap Value Fund. GSAM provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed the applicable benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

The benchmark for measuring performance of Goldman Sachs Mid Cap Value Fund’s management team is the Russell MidCap® Value Index.

SC Goldman Sachs Short Duration Fund. GSAM’s compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the GSAM Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the GSAM Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for fund specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmark for measuring performance of Goldman Sachs Short Duration Fund’s management team is the Merrill Lynch 1-3 year Treasury Index.

All GSAM Sub-advised Funds. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Steps Taken by GSAM to Address Potential Conflicts of Interest. GSAM’s portfolio managers are often responsible for managing one or more of the funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A GSAM portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM and the funds have adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Other Accounts Managed by Portfolio Managers—PIMCO. The table below provides information as of December 31, 2007 concerning other accounts managed by Mark T. Hudoff of PIMCO, who is primarily responsible for the day-to-day management of the portfolio of PIMCO High Yield Fund.

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Mark T. Hudoff
Other Registered Investment Companies	8	$ 11,953.38
Other Pooled Vehicles	15	$ 5,906.62
Other Accounts	15	$ 2,091.33

Performance Fees—PIMCO. As of December 31, 2007, the PIMCO portfolio manager managed one account with a performance-based fee.

Manager	Total # of Performance- based Fee Accounts	Total Assets Under Management (in millions)
Mark T. Hudoff
Other Registered Investment Companies	0	—
Other Pooled Vehicles	1	$ 74.4
Other Accounts	0	—

Compensation—PIMCO. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•
3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups. The benchmark for measuring performance of the PIMCO High Yield Fund is the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index.;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (rewarding low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Steps Taken by PIMCO to Address Potential Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of PIMCO High Yield Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. The other accounts might also have different investment objectives or strategies than the fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the fund and such other accounts on a fair and equitable basis over time.

All Funds: Share Ownership by Portfolio Managers. Each of the funds is offered solely as an investment funding vehicle supporting variable annuity and variable life contracts issued by insurance companies affiliated with Sun Life Financial Inc. Shares of the funds are not available directly to the general public or to any individual investor. As of the date of this SAI, none of the portfolio managers beneficially owned shares of any fund.

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Principal Underwriter. Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, is the principal underwriter and general distributor for the Trust in connection with the continuous offering of its shares. Clarendon, a registered broker-dealer, also acts as principal underwriter for variable annuities and variable life insurance issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”) and affiliated insurance companies. Clarendon is a wholly-owned subsidiary of Sun Life U.S., which is an indirect subsidiary of Sun Life Financial.

The funds have entered into an underwriting agreement with Clarendon pursuant to which Clarendon agrees to serve as principal underwriter for the distribution of fund shares. The underwriting agreement provides that Clarendon will bear all of the expenses it incurs in connection with the distribution of the funds’ shares, and that Clarendon will receive distribution and service fees from the Trust pursuant to a distribution plan for the Service Class shares of the Trust (discussed below).

The underwriting agreement was approved by the trustees to be effective on February 1, 2004 (or, in the case of those funds for which operations have not yet commenced, upon commencement of operations), and will remain in effect from year to year for each fund if approved by the vote either of the fund’s shareholders or the trustees, including a vote of a majority of the trustees who are not parties to the agreement or “interested persons” of any such party, cast at a meeting called for such purposes. The underwriting agreement may be terminated with respect to any fund on 60 days’ written notice, without payment of any penalty, by the board of trustees of the Trust, by a vote of a majority of the outstanding shares of the relevant fund or by Clarendon.

Distribution and Service Plan (Service Class only). The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon. Because the fees are paid out of each funds’ assets, attributable to its Service Class shares on an on-going basis, over time these fees will increase the cost of your investment in Service Class shares and may cost you more than paying other types of sales charges.

Pursuant to the Plan, the Trust pays Clarendon to finance any activity primarily intended to result in the sale of Service Class shares, provided the categories of expenses are approved by the board of trustees. The board of trustees has approved the following categories of expenses in respect of which, compensation may be paid under the Plan:

•
compensation to and expenses (including overhead, travel and telephone expenses) of Clarendon and any of its affiliates and any of their respective officers, sales representatives and employees who engage in the distribution of Service Class shares;

•
printing and mailing of prospectuses, statements of additional information and reports for other than existing holders of variable annuity or variable life insurance contracts investing indirectly in Service Class shares (“Variable Contracts”);

•
compensation (including incentive compensation) to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts;

•
expenses relating to the development, preparation, printing and mailing of Trust advertisements, sales literature and other promotional materials describing and/or relating to the Trust Service Class shares;

•	expenses of holding seminars and sales meetings designed to promote the distribution of Trust Service Class shares;

•
expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and its series, including the performance of the series;

•	expenses of training sales personnel regarding the Trust Service Class shares;

•	expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust Service Class shares; and

•	expenses of personal services and/or maintenance of Variable Contract owner accounts with respect to Trust Service Class shares attributable to such accounts.

The Plan is of a type commonly known as a “compensation” plan. The fees of the Trust payable to Clarendon pursuant to the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund’s average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon or others. Consequently, Clarendon may make a profit under the Plan.

The Plan was adopted because of its anticipated benefit to the funds. These anticipated benefits include: increased promotion and distribution of each fund’s shares, an enhancement in each fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the funds, increased stability in each fund’s positions, and greater flexibility in achieving investment objectives.

In accordance with the Plan, Clarendon will provide to the fund for review by the board of trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the board of trustees’ quarterly review of the Plan, they will consider the continued appropriateness and the level of compensation the Plan provides.

Because amounts paid pursuant to the Plan are paid to Clarendon, the funds’ underwriter, Clarendon and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. The officers of the Trust, including Mr. Anderson, who also serves as a trustee, are employees and officers of affiliates of Clarendon, and thus may be considered to have a direct or indirect financial interest in the Plan. None of the independent trustees has a direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

The Plan’s adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund or class of shares affected thereby. Any material amendment to the Plan must also be approved by the trustees in the manner provided in Rule 12b-1.

For the fiscal year ending December 31, 2007, the Trust paid $472,369 to Clarendon under the Plan, though no portion of that amount was paid by those funds that had not yet commenced operations as of December 31, 2007. The Plan was approved by the board of trustees effective February 1, 2004, with respect to the other funds of the Trust, and effective at each fund’s commencement of operations. None of the funds have paid any underwriting commissions in any of the last three fiscal years. Of the amount paid to Clarendon under the Plan in the fiscal year ending December 31, 2007, no portion was retained by Clarendon. Pursuant to Servicing Agreements, Clarendon paid 100% of the amount it received under the Plan to affiliated insurance company service providers as compensatory payments for any type of services permitted under the Plan.

INFORMATION ABOUT THE TRUST’S HISTORY AND ORGANIZATION

Description of the Trust’s Shares. The Trust is an open-end management investment company. Each fund of the Trust discussed herein is diversified, except Global Real Estate Fund which is not diversified. The Trust is a statutory trust organized under Delaware law. The trustees are responsible for the management and supervision of the funds. The declaration of trust, dated July 13, 1998, as amended, permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of the funds, without par value. Under the declaration of trust, the trustees have the authority to create and classify shares of beneficial interest in separate funds, without further action by shareholders. As of the date of this SAI, the trustees have authorized 12 funds. Additional funds may be added in the future. The declaration of trust also authorizes the trustees to classify and reclassify the shares of the funds, or any other funds of the Trust, into one or more classes. Pursuant thereto, the trustees have authorized the issuance of two classes of shares of the Trust, designated as Initial Class shares and Service Class shares.

Each share of a class of a fund represents an equal proportionate interest in the assets belonging to that fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a fund, shareholders of each class of the fund are entitled to share pro rata in the net assets of the fund available for distribution to such shareholders. The Trust reserves the right to create and issue additional funds or classes of shares, in which case the shares of each class of a fund would participate equally in the earnings, dividends and assets allocable to that class of the particular fund. Shares of a fund are freely transferable and have no preemptive, subscription or conversion rights.

The shares of each class of a fund represent an interest in the same portfolio of investments of a fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution fees and may bear other expenses properly attributable to the particular class. Service Class shareholders of a fund have exclusive voting rights with respect to the Rule 12b-1 Plan adopted by holders of those shares in connection with the distribution of shares.

In accordance with the provisions of the declaration of trust, the trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The trustees may determine in the alternative, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

As of March 31, 2008, 100% of the outstanding voting securities of the funds were owned by separate accounts of Sun Life U.S., Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”), and the general account of Sun Life Assurance Company of Canada (“Sun Life of Canada”). The percentages owned by each insurance company are set forth in the table below. Based on these percentages, Sun Life U.S. is presumed to control (as that term is defined in the 1940 Act) all funds other than Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund and PIMCO High Yield Fund, and Sun Life of Canada is also presumed to control Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund.

Fund	Percentage of Outstanding Voting Securities Owned
	Sun Life U.S.	Sun Life (N.Y.)	Sun Life of Canada
Sun Capital Investment Grade Bond Fund	96%	4%	0%
Sun Capital Money Market Fund	99%	1%	0%
Sun Capital Global Real Estate Fund	94%	6%	0%
SC Davis Venture Value Fund	99%	1%	0%
SC Oppenheimer Main Street Small Cap Fund	95%	5%	0%
SC Oppenheimer Large Cap Core Fund	97%	3%	0%
SC WMC Large Cap Growth Fund	89%	11%	0%
SC WMC Blue Chip Mid Cap Fund	98%	2%	0%
SC Lord Abbett Growth & Income Fund*	8%	0%	92%
SC Goldman Sachs Mid Cap Value Fund*	5%	0%	95%
SC Goldman Sachs Short Duration Fund*	63%	2%	35%
SC PIMCO High Yield Fund*	15%	0%	85%
*	This fund commenced operations on March 7, 2008.

Each insurance company is the legal owner of shares attributable to variable annuities and variable life insurance policies issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, however, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable annuities or variable life insurance policies issued by that separate account. In addition, all fund shares held by the general account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of: (i) the shares for which voting instructions are received, and (ii) the shares that are voted in proportion to such voting instructions are received.

There is no minimum number of instructions required to be received from the owners of the variable annuities or variable life insurance policies to obtain a quorum or to satisfy the insurance companies’ proportionate voting requirements. Therefore, a small number of voting instructions from the owners of the variable annuities or variable life insurance policies may have a disproportionate impact on the votes.

The rights, if any, of variable contract holders to instruct an insurance company as to how to vote the shares of a fund are governed by the insurance company’s variable contract. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

Unless otherwise required by the 1940 Act or the declaration of trust, the funds have no intention of holding annual meetings of shareholders. Shareholders may remove a trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the trustees holding office were elected by the shareholders, the trustees will call a special meeting of shareholders for the purpose of electing trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the declaration of trust expressly provides that the Trust has been organized under Delaware law and that the declaration of trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To mitigate this risk, the declaration of trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of Trust or fund property of any shareholders held personally liable for any obligations of the Trust or of the fund and (iii) provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself was unable to meet its obligations. In light of the Delaware law, the nature of the Trust business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The declaration of trust further provides that the Trust will indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The declaration of trust does not authorize the Trust or any fund to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

MORE INFORMATION ABOUT HOW THE FUNDS VALUE THEIR SHARES

For purposes of calculating the net asset value (“NAV”) of the shares of the funds, the funds use the following procedures.

The funds generally value equity securities traded on a principal exchange at their last sale price on the day of valuation. The funds generally value equity securities traded on the NASDAQ stock market at the NASDAQ official closing price. The funds generally value equity securities for which no sales are reported on a valuation day, and other securities traded over-the-counter, at the mean between the closing bid and asked prices.

The funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the adviser any quotation or market price is not representative of true market value, the funds may determine the fair value of any security in good faith in accordance with procedures approved by the trustees.

Money Market Fund utilizes the amortized cost valuation method of valuing portfolio instruments in the absence of extraordinary or unusual circumstances. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the fund. The trustees will from time to time review the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the trustees will take such actions as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio instruments prior to maturity to realize gains or losses or to shorten the fund’s average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.

The funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The fund’s custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars as of the close of the London Stock Exchange on the date of determining a fund’s NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, the funds may value their assets by a method that the trustees believe accurately reflects fair value.

Each fund determines the NAV of each class of its shares each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. eastern time) by dividing the fund’s net assets attributable to each class of shares by the number of shares of such class outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will normally be valued at the prior day’s closing price with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a fund’s NAV is not calculated. Consequently, a fund’s portfolio securities may trade and the NAV of that fund’s shares may be significantly affected on days when a shareholder has no access to that fund.

Each participating insurance company receives orders from its variable annuity contract and variable life insurance policy owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company by the close of regular trading on the New York Stock Exchange on that business day are aggregated, and the insurance company transmits to the fund a net purchase or redemption order for shares of one or more funds by 9:30 a.m. on the morning of the next business day. These orders are executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract and policy owners’ orders to the insurance companies and the insurance companies’ orders to a fund. If an insurance company transmits orders to a fund after 9:30 a.m., the insurance company’s orders for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.

Redemptions in Kind. Although the funds would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The fund will value securities for the purpose of making a redemption payment at the same value used in determining NAV.

TAXES

Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund intends to elect to be treated and to qualify each taxable year as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, each fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. Each fund that meets all such requirements will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by such fund, which are distributed to shareholders in accordance with the timing and other requirements of the Code.

In order to qualify as a regulated investment company under the Code, each fund must, among other things: (a) derive at least 90% of its gross income for its taxable year from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”); and (b) diversify its holdings so that at the end of each quarter of each taxable year: (1) at least 50% of the value of the fund’s total assets is represented by: (i) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the fund’s total assets is invested in: (i) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

Each fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the fund as assets of the related separate account, these regulations are imposed on the assets of a fund unless a one year start up period exception is available to each separate account investing in the fund. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse tax treatment of the variable contract holders by causing the variable contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable U.S. Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a fund to qualify as a regulated investment company would subject the fund to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

If “seed money” contributed to any fund in connection with its organization exceeds $250,000 or under certain other circumstances, the fund will be subject to a 4% nondeductible federal excise tax on any amounts required to be but not distributed under a prescribed formula. The formula requires that a fund distribute (or be deemed to have distributed) to its shareholders during each calendar year at least 98% of the fund’s ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending on October 31 of such year, and any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the fund paid no income tax. Each fund intends generally to seek to avoid liability for this tax.

Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable annuity and variable life insurance contracts (the “shareholders”) and not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts. An insurance company should consult its own tax adviser regarding whether these dividends, share redemption proceeds and any other payment received from a fund by separate accounts result in U.S. federal income tax liability for the insurance company.

Dividends from net long-term capital gain in excess of net short-term capital loss (net capital gain) are treated as long-term capital gain without regard to the length of time a shareholder has held shares of the fund and dividends from investment company taxable income (which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains) are treated as ordinary income for U.S. federal income tax purposes, whether paid in cash or reinvested in additional shares. Redemptions of fund shares are also potentially taxable transactions.

Any dividend declared by a fund as of a record date in October, November or December and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Any dividend (except a daily dividend) paid by a fund shortly after a shareholder’s purchase of shares will have the effect of reducing the net asset value per share by the amount of the dividend distribution. Although such dividends are, in effect, a partial return of the shareholder’s purchase price, they may be taxable as ordinary income or capital gain as described above.

If a fund acquires any equity interest (which under Treasury regulations that may be promulgated in the future will generally include not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), that fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but such elections could require the applicable fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Any fund that is permitted to invest in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, certain futures contracts and options relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a fund’s investment company taxable income (computed without regard to such loss), the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

Each fund that invests in foreign countries may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by a fund with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their tax returns.

Investments in debt obligations that are at risk of or in default may present special tax issues for a fund and, in particular, PIMCO High Yield Fund. Tax rules may not be entirely clear about issues such as when a fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by PIMCO High Yield Fund in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Each fund that invests in certain pay in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently) generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The treatment of event-linked bonds for U.S. federal income tax purposes is uncertain and will depend on the particular features of each such bond. It is possible that the IRS will provide future guidance with respect to the treatment of instruments like the event-linked bonds or challenge the treatment adopted by a fund for one or more of its event-linked bond investments. A change in the treatment of a fund’s event-linked bond investments that is required as a result of such guidance or an IRS challenge could affect the timing, character and amount of the fund’s income from the event-linked bonds. This, in turn, could affect whether the fund has satisfied the distribution requirements necessary to qualify as a regulated investment company and to avoid a fund-level tax.

For U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a fund and therefore are not expected to be distributed as such to shareholders.

Redemptions and exchanges of fund shares (except, generally, shares of the Money Market Fund) are potentially taxable transactions for shareholders that are subject to tax. Shareholders should consult their own tax advisers to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain its tax consequences in their particular circumstances. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same fund (including through automatic reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a fund on certain securities, indices and foreign currencies, as well as certain foreign currency forward transactions may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a fund may receive no corresponding cash amount, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (fund securities or other positions with respect to which a fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a fund’s income and gains or losses and hence of its distributions to shareholders.

Certain types of income received by the Global Real Estate Fund from REITs, real estate mortgage conduits (“REMICs”), taxable mortgage pools or other investments may cause the Global Real Estate Fund to designate some or all of its distributions as “excess inclusion income.” Except as otherwise provided in treasury regulations, there is no adjustment to the insurance company separate account reserves to the extent of any excess inclusion with respect to variable contracts. Excess inclusion income cannot be offset against net operating losses of shareholders. Such income, however, can create “unrelated business taxable income” for tax-exempt shareholders that invest directly in a regulated investment company that distributes excess inclusion income such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities. Any such accounts or entities that are owners of variable contracts that are invested in the Global Real Estate Fund should consult their tax advisers and the prospectuses for such contracts as to the tax consequences of owning and receiving distributions or other payments relating to these contracts from the Global Real Estate Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to the funds and certain aspects of their distributions. The discussion does not address special tax rules applicable to insurance companies. Shareholders and contract owners should consult their own tax advisers on these matters and on state, local and foreign tax laws.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the adviser or subadviser and the officers of the Trust pursuant to recommendations made by the portfolio managers. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the adviser or subadviser, will offer the best price and market for the execution of each transaction. Purchases of portfolio securities from underwriters may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a “spread.”

In the U.S. and some other countries, debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Purchases and sales of exchange-traded options and futures will be effected through brokers who charge a commission for their services.

Each fund’s primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, each fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information (including, for example, proprietary research, publications, and access to databases) and to a lesser extent statistical assistance furnished to the adviser or subadviser, and their value and expected contribution to the performance of the fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the adviser or subadviser. The receipt of research information is not expected to reduce significantly the expenses of the adviser or subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit other advisory clients, including affiliated clients, of the adviser or subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the adviser or subadviser may result in research information and statistical assistance beneficial to the funds. The funds will not make commitments to allocate portfolio transactions on any prescribed basis. While the adviser’s and subadviser’s officers will be primarily responsible for the allocation of each fund’s brokerage business, those policies and practices must be consistent with the foregoing, and will at all times be subject to review by the trustees.

As permitted by Section 28(e) of the Exchange Act, a fund may pay to a broker which provides brokerage and research services to the fund an amount of disclosed commission, or in the case of riskless principal transactions, transaction costs in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the adviser or subadviser that the price is reasonable in light of the services provided, viewed either in terms of the specific transaction involved in the adviser’s or subadviser’s overall duties to the accounts or the policies that the trustees may adopt from time to time.

During the fiscal year ended December 31, 2007, the following funds directed brokerage transactions to a broker in recognition of third party research services provided to the fund’s adviser or subadviser.

Fund (Both Classes)	Principal Amount of Transaction	Commissions Paid in Transactions
Sun Capital Investment Grade Bond Fund	N/A	N/A
Sun Capital Money Market Fund	N/A	N/A
Sun Capital Global Real Estate Fund	$ 0	$ 0
SC Davis Venture Value Fund	$ 0	$ 0
SC Oppenheimer Main Street Small Cap Fund	$ 257,930,843	$ 109,079
SC Oppenheimer Large Cap Core Fund	$ 1,054,237	$ 2,805.42
SC WMC Large Cap Growth Fund	$ 0	$ 0
SC WMC Blue Chip Mid Cap Fund[1]	$ 7,317,563	$ 5,177
SC Lord Abbett Growth & Income Fund[2]	N/A	N/A
SC Goldman Sachs Mid Cap Value Fund[2]	N/A	N/A
Goldman Sachs Short Duration Fund[2]	N/A	N/A
SC PIMCO High Yield Fund[2]	N/A	N/A

[1]
The commissions identified as being paid to a broker for third party research services are calculated by applying the subadviser’s firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the subadviser’s total activity with that firm. This calculated percentage is then applied across all of the subadviser’s client accounts to provide a pro rata reporting of the estimated third party soft dollar commission amount. The subadviser also receives research services provided directly by the broker. However, the amount of brokerage attributable to such research services are not readily ascertainable and are not included in the table.

[2]	The fund commenced operations on March 7, 2008.

Other investment advisory clients advised by the adviser or subadviser may also invest in the same securities as the funds. When these clients buy or sell the same securities at substantially the same time, the adviser or subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the adviser or subadviser believes to be equitable to each client, including the funds. In individual instances, this investment procedure may adversely affect the price to be paid or received by a fund or the size of the position attainable for it. On the other hand, to the extent permitted by law, the adviser or subadviser may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients managed by it in order to obtain overall best execution for its participating clients.

The following table shows the aggregate amount of brokerage commissions paid by each fund for the fiscal years ended December 31, 2007, 2006 and 2005:

Fund	2007	2006	2005
Sun Capital Investment Grade Bond Fund[1]	N/A	$ 2	N/A
Sun Capital Money Market Fund [2]	N/A	N/A	N/A
Sun Capital Global Real Estate Fund	$ 296,689	$ 252,141	$ 185,788
SC Davis Venture Value Fund	$ 18,510	$ 13,814	$ 12,127
SC Oppenheimer Main Street Small Cap Fund[3]	$ 333,861	$ 445,104	$ 152,649
SC Oppenheimer Large Cap Core Fund	$ 51,933	$ 63,483	$ 55,648
SC WMC Large Cap Growth Fund[4]	$ 225,848	$ 4,321	N/A
SC WMC Blue Chip Mid Cap Fund	$ 118,892	$ 156,899	$ 124,263
SC Lord Abbett Growth & Income Fund[5]	N/A	N/A	N/A
SC Goldman Sachs Mid Cap Value Fund[5]	N/A	N/A	N/A
SC Goldman Sachs Short Duration Fund[5]	N/A	N/A	N/A
SC PIMCO High Yield Fund[5]	N/A	N/A	N/A
[1]
No brokerage commissions were paid by this fund for the fiscal year ended December 31, 2005. This fund invests in fixed income securities which are traded on a principal or spread basis with no separately stated commission.

[2]
No brokerage commissions were paid by this fund for the fiscal years ended December 31, 2006 and 2005. This fund invests in fixed income securities which are traded on a principal or spread basis with no separately stated commission.

[3]
The aggregate amount of brokerage commissions paid by the fund in 2006 increased significantly over the amount paid in 2005.  This increase was primarily due to a portfolio restructuring that resulted from changing the fund’s subadviser from OpCap Advisors to OppenheimerFunds, Inc. in January 2006.

[4]	The fund commenced operations on May 1, 2006.
[5]	The fund commenced operations on March 7, 2008.

Affiliated brokers. Pursuant to procedures determined by the trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, each subadviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The board of trustees, including a majority of the trustees who are not “interested persons” of the Trust or the adviser, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction would not be placed with an Affiliated Broker if a fund would have to pay a commission rate less favorable than similar charges for comparable transactions for the Affiliated Broker’s other unaffiliated customers. No fund will engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a fund placed by Affiliated Brokers may be combined with orders of their respective customers, in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds or customers on the same day, each fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

At least annually, each subadviser which uses Affiliated Brokers will furnish to the Trust a statement setting forth the total amount of all compensation retained by the Affiliated Broker in connection with effecting transactions for the account of a fund. The board of trustees reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith. In addition, each subadviser does not allocate trades to affiliates in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.”

For each fund which holds securities of a regular broker-dealer that derives more than 15% of gross revenues from securities-related activities, listed below is the aggregate holdings of the securities of each issuer as of December 31, 2007.

Fund (Both Classes)	Broker-Dealer	Value
Sun Capital Investment Grade Bond Fund	Lehman Brothers	$ 502,772
	Washington Mutual	$ 463,072
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 381,238
Sun Capital Money Market Fund	State Street Bank & Trust	$ 5,298,004
	Bank of America Corp.	$ 5,213,709
	Goldman Sachs & Co.	$ 5,188,213
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 5,158,102
	HSBC Securities Inc.	$ 5,153,769
SC Davis Venture Value Fund	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 1,064,760
	State Street Bank & Trust	$ 170,520
SC Oppenheimer Large Cap Core Fund	JPMorgan Chase & Co.	$ 229,948
	Goldman Sachs & Co.	$ 181,502
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 83,795
SC WMC Large Cap Growth Fund	Goldman Sachs & Co.	$ 1,247,290
SC WMC Blue Chip Mid Cap Fund	State Street Bank & Trust	$ 1,023,120

FINANCIAL STATEMENTS

The Trust’s audited financial statements for the fiscal year ended December 31, 2007 from the Trust’s annual report filed with the SEC on Form N-CSR on March 7, 2008 are incorporated by reference into this statement of additional information. The financial statements for the fiscal year ended December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 26, 2008, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

With respect to Lord Abbett Growth & Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Short Duration Fund and PIMCO High Yield Fund, however, the funds’ financial highlights are not available because the funds had not yet commenced operations as of December 31, 2007.

A-

APPENDIX A

RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR’S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

FITCH RATINGS

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

A: High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor satisfying its debt service requirements.

B: Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential (i.e., below 50%).

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

APPENDIX B

Lord Abbett’s List of Fund Portfolio Information Recipients

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies—Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brockhouse & Cooper, Inc.	As Needed
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Ceridian		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
FactSet Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fidelity Investments		Monthly
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Indie Research, LLC	As needed
ING Fund Services, LLC	As needed
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Consulting
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Lipper Inc., a Reuters Company (tech)		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Managers Investment Group	Monthly
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services LLC	Monthly	Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
Morgan Stanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natixis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Prima Capital		Monthly
Prime Buchholz & Associates, Inc.		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Reuters America, Inc.	Upon Request
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Schwab Corporate Services	Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

*
Lord Abbett Growth & Income Fund (the “Fund”) may provide its portfolio holdings to: (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**
The Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how a fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request, by calling (toll-free) 800-432-1102 x1687; and (2) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Sun Capital Advisers Trust’s Proxy Voting Policies and Procedures follow:

Sun Capital Advisers Trust

Proxy Voting Policies and Procedures
Definitions:

“Adviser” shall mean Sun Capital Advisers LLC in its capacity as the investment adviser to the Sun Capital Global Real Estate Fund; Davis Advisors in its capacity as the investment subadviser to the SC Davis Venture Value Fund; OppenheimerFunds in its capacity as the investment subadviser to the SC Oppenheimer Main Street Small Cap Fund and SC Oppenheimer Large Cap Core Fund; Wellington Management Company, L.L.P. in its capacity as the investment subadviser to the SC WMC Blue Chip Mid Cap Fund and SC WMC Large Cap Growth Fund; Lord,Abbett & Co. LLC in its capacity as the investment subadviser to the SC Lord Abbett Growth & Income Fund; Goldman Sachs Asset Management, L.P. in its capacity as the investment subadviser to the SC Goldman Sachs Mid Cap Value Fund and SC Goldman Sachs Short Duration Fund; and Pacific Investment Management Company LLC  in its capacity as the investment subadviser to the SC PIMCO  High Yield Fund.

“Adviser’s proxy voting policy” shall mean each Adviser’s proxy voting policy to be applied to holdings of the relevant Fund, as amended from time to time and approved by the Sun Capital Board of Trustees.

“Board” shall mean the Board of Trustees of Sun Capital Advisers Trust.

“Fund” or “Funds” shall mean each series of Sun Capital Advisers Trust.

“Proxy Voting Committee” shall mean each Adviser’s committee or other equivalent body delegated with the responsibility to oversee the Adviser’s proxy voting process.

Adoption of Each Adviser’s Proxy Voting Policy and Delegation.  The provisions of each Adviser’s proxy voting policy are hereby incorporated herein by this reference and adopted as each relevant Fund’s proxy voting policies and procedures.  The Board, on behalf of each Fund, has delegated to the relevant Adviser responsibility for voting all proxies for which the Fund is entitled to vote in accordance with the relevant Adviser’s proxy voting policy, and each Adviser has accepted such delegation.  Each Fund and its delegated Adviser are listed in Appendix A.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Limitations on Adviser’s Responsibilities:  Notwithstanding the above delegation of proxy voting authority to an Adviser:

(i)
Unjustifiable Costs:  An Adviser may abstain from voting a Fund proxy in a specific instance if in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the Fund of voting.  In accordance with the Adviser’s duties, it shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent.  The Adviser’s decision shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.

(ii)
Board Direction: Notwithstanding the foregoing delegation to an Adviser, the Board may from time to time direct an Adviser to vote the relevant Fund’s proxies in a manner that is different from the guidelines set forth in the Adviser’s proxy voting policy.  After its receipt of any such direction, the Adviser shall follow such direction for proxies for which the stockholder meeting has not been held and the vote not taken.

(iii)
Shareblocking: Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares.  In markets where shareblocking occurs, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting until a proxy has been voted.  Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market.  In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period.  Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote.  Each Adviser may determine whether or not to vote securities that are subject to shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the relevant Fund.

(iv)
Securities on Loan:  The Funds may participate in securities lending programs to generate additional income.  Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline.  Each Fund’s policy is generally not to vote securities on loan unless the Adviser of the relevant Fund has knowledge of a material voting event that could affect the value of the loaned securities.  In this event, the Adviser may recommend that the Fund instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

Subdelegation: An Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting.  If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

Expenses of Proxy Voting: Each Adviser shall generally bear all expenses associated with voting the relevant Fund’s proxies provided, however, that each Fund may be responsible for certain costs associated with voting proxies of non-U.S. securities.  Each Fund shall be responsible for those costs incurred in order to comply with the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”) or rules adopted thereunder, relating to the compilation and retention of information required to be contained in reports required to be filed on Form N-PX, the preparation and filing of reports on Form N-PX, the preparation, amendment and retention of these policies and communications with shareholders concerning the availability of these procedures and the Fund’s proxy voting record, including the cost of printing and mailing such information as required.

Conflicts of Interest:  Each Adviser has developed procedures for addressing proxy proposals that may present a material conflict between the interests of a Fund on the one hand and the relevant Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”).  Potential conflicts will be assessed on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy.  Each Adviser shall use commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the relevant Adviser’s Proxy Voting Committee actually knew or reasonably should have known of the actual or potential conflict.

Without limiting the generality of the foregoing, each Adviser’s Proxy Voting Committee may resolve a potential conflict in any of the following manners:

(i)
If the proposal that gives rise to an actual or potential conflict is specifically addressed in the relevant Adviser’s proxy voting policy, the Adviser may vote the proxy in accordance with the pre-determined policies and guidelines set forth in that proxy voting policy; provided that such pre-determined policies and guidelines involve little or no discretion on the part of the Adviser;

(ii)	The Adviser may disclose the actual or potential conflict to the Board and obtain the Board’s consent before voting in the manner approved by the Board;

(iii)	The Adviser may engage an independent third-party to determine how the proxy should be voted; or

(iv)
The Adviser may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

Approval of Material Changes: Each Adviser shall promptly submit to the Board in writing any material changes to the Adviser’s proxy voting policy.  Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six month anniversary of such submission (unless such change was earlier approved by the Board).

Reports to the Board: At each quarterly meeting of the Board, each Adviser shall submit a report to the Board describing:

(v)
Any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interest relating to the portfolio securities of the relevant Fund; and

(vi)
Any proxy votes taken by the Adviser on behalf of the relevant Fund since the last report to the Board which were exceptions from the Adviser’s proxy voting policy and the reasons for any such exceptions.

In addition, no less frequently than annually, each Adviser shall furnish to the Board, and the Board shall consider, a written report describing any recommended changes in existing policies based upon the Adviser’s experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

Annual Review: At least annually, the Board shall review these Proxy Voting Policies and Procedures to determine their sufficiency and shall make and approve any changes that it deems necessary from time to time.

Annual Filing: Each Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31st of each year.

Disclosures: Each Fund shall include in its registration statement:

A description of these Proxy Voting Policies and Procedures and of the Adviser’s proxy voting policies; and

A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number, or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC’s”) website.

Each Fund shall include in its annual and semi-annual reports to shareholders:

A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determines how to vote proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address, if applicable; and on the SEC’s website; and

A statement disclosing the information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

Maintenance of Records: Each Adviser shall maintain at its principal place of business the proxy records of the relevant Fund in accordance with the requirements and interpretations of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), except that:

Each Adviser may, but need not, maintain proxy statements that it receives regarding the relevant Fund’s securities to the extent that such proxy statements are available on the SEC’s EDGAR system; and

Each Adviser may also rely upon a third party to maintain records required to be maintained under the Advisers Act.

On behalf of Sun Capital, the Chief Compliance Officer (CCO) or designee, obtains information from the portfolio managers regarding (a) any issues and conflicts under proxy procedures and (b) any proxy votes taken that were exceptions.  The CCO (or designee) is to periodically inquire regarding the quarterly reporting of conflicts, issues in voting, exceptions and changes to proxy voting policies on the part of the Adviser and sub-advisers. Evidence of review is located in the Compliance Log. The CCO reports to the Board regarding such matters.

Revised:  February 2008 & July 2008

Appendix A

Fund	Delegated Adviser
Sun Capital Global Real Estate Fund*	Sun Capital Advisers LLC
SC Davis Venture Value Fund	Davis Advisors
SC Oppenheimer Main Street Small Cap Fund SC Oppenheimer Large Cap Core Fund*	OppenheimerFunds
SC WMC Blue Chip Mid Cap Fund* SC WMC Large Cap Growth Fund*	Wellington Management Company, LLP
SC Lord Abbett Growth & Income Fund	Lord, Abbett & Co. LLC.
SC Goldman Sachs Mid Cap Value Fund SC Goldman Sachs Short-Term Duration Fund	Goldman Sachs Asset Management, L.P.
SC PIMCO High Yield Fund	Pacific Investment Management Company LLC.

* This Appendix was revised in July 2008 to reflect name changes and/or additional funds.

EXHIBIT A

SUN CAPITAL ADVISERS LLC
Proxy Voting Policies and Procedures

April 2007

Sun Capital Advisers LLC (the “Adviser”) has adopted the following policies and procedures regarding proxy voting for securities held in its clients’ accounts in response to proxies solicited by the issuers of such securities. These Proxy Voting Policies and Procedures are designed to maintain the Adviser’s fiduciary obligation to act in the best interest of its clients as shareholders.

Rule 206(4)-6 under the Investment Advisers Act of 1940 states that advisers must adopt proxy policies reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest, disclose to clients information about its proxy voting policies and maintain certain records related to proxy voting.

The Adviser takes responsibility for voting proxies for each of its clients that have provided the Adviser with express written authorization to do so. In voting the proxies on behalf of its clients, the Adviser will cast votes consistent with its fiduciary duty to maximize the economic value of its clients’ investments.

Any questions about these policies and procedures should be directed to the Adviser’s Chief Compliance Officer.

Proxy Voting Committee

The Adviser has a Proxy Voting Committee that is responsible for administering and overseeing the proxy voting process. The Proxy Voting Committee’s responsibilities include:

•	Developing, maintaining and implementing these Proxy Voting Policies and Procedures;

•	Developing and maintaining Proxy Voting Guidelines (attached hereto as Table B) for the Adviser’s use in casting votes on specific types of proxy proposals;

•	Overseeing the proxy voting process, including the identification and resolution of any material conflicts of interest that the Adviser may encounter in the process; and

•	Selecting and overseeing any third party vendors retained by the Adviser to perform proxy review, voting, or recordkeeping services.

The members of the Proxy Voting Committee will include the Chief Investment Officer, the Chief Legal Officer, and other individuals with portfolio management, administration, or compliance expertise as may be designated from time to time.

Proxy Voting Process

Generally, the Adviser will vote proxies in accordance with the Proxy Voting Guidelines, or will direct any third party vendor retained to provide proxy voting services to vote. However, the Adviser is not obligated to follow these Proxy Voting Guidelines in every case and may vote, or instruct any third party vendor to vote, differently from the guideline when warranted.

A proxy proposal will receive further review, including a review for potential material conflicts of interest, in circumstances where:

•	The Proxy Voting Guidelines call for a case-by-case analysis of a specific type of proposal presented in a proxy;

•	The Proxy Voting Guidelines do not address a specific type of proposal presented in a proxy; or

•	Investment Personnel wish to vote differently from the Proxy Voting Guidelines on a specific proposal presented in a proxy.

The Adviser may authorize a third party vendor to vote in accordance with its own guidelines in cases where the Proxy Voting Guidelines of the Adviser do not address a specific type of proposal presented in a proxy.

A client that has provided the Adviser with expressed written authorization to vote proxies may from time to time direct the Adviser to vote its’ proxies in a manner that is different from the guidelines set forth in the Adviser’s Proxy Voting Guidelines. The Adviser shall follow such client direction for proxies for which the stockholder meeting has not been held and the vote not taken, and will notify any third party on how the client directs the vote to be taken.

In addition, there may be instances in which the Adviser may be unable to vote or may determine not to vote a proxy on behalf of one or more of its clients. Such instances may include:

1.
Unjustifiable Costs. The Adviser may abstain from voting a proxy in a specific instance if, in its good faith determination, the costs involved in voting such proxy cannot be justified (e.g., costs associated with obtaining translations of relevant proxy materials in voting proxies of non-U.S. securities) in light of the benefits to the client. In accordance with the Adviser’s duties, it shall, in appropriate cases, weigh the costs and benefits of voting the proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser’s decision shall take into account the effect that the client’s vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

2.
Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where Shareblocking occurs, the custodian or sub-custodian will automatically freeze shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one (1) and fifteen (15) days before the shareholder meeting, depending on the market. In markets where Shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Accordingly, the Proxy Voting Committee may determine not to vote shares that are subject to Shareblocking, depending on the applicable restrictions on trade settlement and the materiality of the proxy to the client.

3.
Securities on Loan. Some clients of the Adviser may participate in securities lending programs to generate additional income. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the custodian bank in advance of the voting deadline. However, efforts to recall loaned securities are not always successful. The Adviser’s policy is generally not to vote securities on loan. If the Adviser has knowledge of a material voting event that could affect the value of the loaned securities, the Adviser may recommend that a client instruct its custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

4.
Inadequate Information or Immaterial Impact. The Adviser may be unable to enter an informed vote in certain circumstances due to inadequate information from the proxy statement or the sponsor of the proxy proposal, and may abstain from voting in those situations. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, the Adviser may determine not to enter a vote.

Identifying and Resolving Material Conflicts of Interest

The Adviser takes responsibility for identifying and resolving all material proxy-related conflicts of interest in the best interests of the client. As described under the Proxy Voting Process, the Adviser will review proxy proposals where the Proxy Voting Guidelines either require case-by-case analysis, do not address the issues, or the Adviser wishes to vote differently from the Proxy Voting Guidelines. In those instances, a Proxy Reviewer designated by the Proxy Voting Committee shall review the proxy proposals to assess the extent, if any, to which there may be a material conflict between the interests of a client and any of the Adviser, its affiliates, directors, officers, personnel (and other similar persons). The Proxy Reviewer shall assess proxy proposals on a proposal-by-proposal basis, and an actual or potential conflict with respect to one proposal in a proxy shall not indicate that an actual or potential conflict exists with respect to any other proposal in such proxy.

If the Proxy Reviewer determines that an actual or potential conflict may exist, the Proxy Reviewer shall promptly report the matter to the Proxy Voting Committee. The chairman of the Proxy Voting Committee shall determine whether an actual or potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the Adviser’s clients (excluding any client that may itself have a potential conflict regarding the matter). Without limiting the generality of the foregoing, a potential conflict may be resolved in any of the following manners:

1.	The Adviser may disclose the actual or potential conflict to the client or clients and obtain the client’s written direction as to how to vote the proxy;

2.	The Adviser may engage an independent third party to determine how the proxy should be voted; or

3.
The Adviser may, where feasible, establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the decision maker from the actual or potential conflict.

The Proxy Voting Committee shall establish commercially reasonable efforts to determine whether an actual or potential conflict may exist, and an actual or potential conflict shall be deemed to exist if and only if one or more members of the Proxy Voting Committee actually knew or reasonably should have known of it.

Disclosure

The Adviser shall provide clients, upon written request, with copies of these Proxy Voting Policies and Procedures, the Proxy Voting Guidelines, and all related reports, with such frequency as required, to fulfill obligations under applicable law or as reasonably requested by the clients. The Adviser’s Proxy Voting Policies and Procedures may be amended from time to time by the Adviser. Upon reasonable written request from a client, the Adviser shall provide the client with specific information about how the Adviser voted proxies for the securities held in the client’s account.

Recordkeeping

Pursuant to Section 204-2 of the Investment Advisers Act of 1940, the Adviser shall maintain records relating to the implementation of these Proxy Voting Policies and Procedures, including:

•	A copy of these Proxy Voting Policies and Procedures;

•	Proxy statements received regarding client securities that are not otherwise available on EDGAR or maintained by a third party;

•	A record of each vote cast (which may be maintained by a third party);

•	A copy of any documentation created by the Adviser that memorializes or was otherwise material to a decision on how to vote a proxy on behalf of a client; and

•	Each written client request for proxy voting records and the Adviser’s response to any such client request for such records.

Such records shall be maintained for a period of five (5) years, with the first two (2) years in an easily accessible place.

The Chief Compliance Officer (or designee) is to confirm that the various provisions of this Proxy Voting Policy have been upheld. An attestation signed by either the Chief Investments Officer (or designee) will be provided to the Compliance Department on a quarterly basis. To substantiate the attestation, forensic testing will be conducted by the CCO or designee, and will be evidenced in the Compliance Log. Testing may be unannounced and will be conducted on an annual basis.

Sun Capital Advisers LLC Proxy Voting Guidelines

Table B

Composition and Role of the Board of Directors

o	Election of Directors	For
o	Repeal Classified Board	For
o	Adopt Director Tenure/Retirement Age	Against
o	Minimum Stock Ownership by Directors	For
o	Adopt Director & Officer Indemnification	For
o	Allow Special Interest Representation to Board	Against
o	Require Board Independence	For
o	Require Board Committees to be Independent	For
o	Require a Separation of Chair and CEO or Require a Lead Director	For
o	Boards not Amending Policies That are Supported by a Majority of Shareholders	Withhold vote*
o	*on all Directors seeking election the following year
o	Approve Directors’ Fees	For
o	Approve Bonuses for Retiring Directors	Against
o	Elect Supervisory Board/Corporate Assembly	For
o	Fix Board Size or Designate a Range for Board Size	For
o	Permit Management to Alter Board Size without Shareholder Approval	Against
o	Directors May Be Removed Only For Cause	Against
o	Permit Shareholders to Elect Directors to Fill Board Vacancies	For

Management Compensation

o	Adopt/Amend Stock Option Plans	Case-by-Case
o	Adopt/Amend Employee Stock Purchase Plans	For
o	Eliminate Golden Parachutes	For
o	Expense Future Stock Options	For
o	Shareholder Approval of All Stock Option Plans	For
o	Shareholder Approval of Future Severance Agreements Covering Senior Executives	For
o	Recommend Senior Executives Own and Hold Company Stock, not including Options	For
o	Disclose All Executive Compensation	For
o	Implement a 401(k) Savings Plan for Employees	For

Reporting of Results

o	Approve Financial Statements	For
o	Set Dividends and Allocate Profits	For
o	Limit Non-Audit Services Provided by Auditors	For
o	Ratify Selection of Auditors and Set Their Fees	For
o	Elect Statutory Auditors	For

Shareholder Voting Rights

o	Adopt Cumulative Voting	Against
o	Redeem or Vote on Poison Pill	For
o	Authorize Blank Check Preferred Stock	Against
o	Eliminate Right to Call a Special Meeting	Against
o	Increase Supermajority Vote Requirement	Against
o	Adopt Anti-Greenmail Provision	For
o	Restore Preemptive Rights	Case-by-Case
o	Adopt Confidential Voting	For
o	Approve Unequal Voting Rights	Against
o	Remove Right to Act by Written Consent	Against
o	Approve Binding Shareholder Proposals	Case-by-Case
o	Submit Poison Pill for Shareholder Ratification	For

Capital Structure

o	Increase Authorized Common Stock	Case-by-Case
o	Approve Merger or Acquisition	Case-by-Case
o	Approve Technical Amendments to Charter	Case-by-Case
o	Opt Out of State Takeover Statutes	For
o	Consider Non-Financial Effects of Mergers	Against
o	Authorize Share Repurchase	For
o	Authorize Trade in Company Stock	For
o	Issue Debt Instruments	For
o	Create New Class of Common Stock with Superior Voting Rights	Against
o	Increase Authorized Common Stock for the Explicit Purpose of Implementing a Shareholder Rights Plan (Poison Pill)	Against
o	Implement a Reverse Stock Split when the Number of Authorized Shares will be Proportionately Reduced	For
o	Implement Reverse Stock Split to Avoid Delisting	For

Social Issues

o	Endorse the Ceres Principles	Case-by-Case
o	Disclose Political and PAC Gifts	For
o	Require Adoption of International Labor Organization’s Fair Labor Principles	Case-by-Case

Miscellaneous

o	Approve Other Business	Abstain
o	Approve Reincorporation	Case-by-Case
o	Authorize Management to Adjourn Meeting	Against
o	Change Company Name	For

EXHIBIT B

Davis Selected Advisers, LP
(“Davis Advisors”)
Proxy Voting Policies and Procedures

Amended as of June 2, 2006

Table of Contents

I.	Introduction
II.	Guiding Principles
III.	Fiduciary Duties of Care and Loyalty
IV.	Detailed Proxy Voting Policies
V.	Ensuring Proxies are Voted
VI.	Identifying and Resolving Potential Conflicts of Interest
VII.	Proxy Oversight Group
VIII.	Shareholder Activism
IX.	Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted
X.	Summary of Proxy Voting Policies and Procedures
XI.	Records
XII.	Amendments
Exhibit: “Detailed Proxy Voting Policies”

C-

I. Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Guiding Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance—Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “Detailed Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV. Detailed Proxy Voting Policies

Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.

V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Practical Limitations Relating To Proxy Voting. While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).

Errors by Proxy Administrators. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis Advisors’ control to prevent or correct.

Record of Voting.

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.

VI. Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)
Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)
Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors’ clients control more than 2 1/2% of the voting company’s eligible vote; and (ii) more than 2 1/2% of Davis Advisors’ assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)	Establishes, amends, and interprets proxy voting policies and procedures; and

(2)	Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1)	A Proxy Analyst as designated by the Chief Investment Officer from time to time;

(2)	Davis Advisors’ Chief Compliance Officer; and

(3)	Davis Advisors’ Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX. Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X. Summary of Proxy Voting Policies and Procedures

Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI. Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a)	Copies of Davis Advisors’ Proxy Voting Policies and Procedures and each amendment thereof;

(b)	Proxy statements received regarding client securities;

(c)	Records of votes Davis Advisors cast on behalf of clients;

(d)	Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e)	Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

Davis Selected Advisers, L.P.
Detailed Proxy Voting Policies

As Amended: June 2, 2006

The Guiding Principles control Davis Advisors’ Proxy Voting. Davis Advisors attempts to vote proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.

Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.

I.	The Board of Directors
II.	Executive Compensation
III.	Tender Offer Defenses
IV.	Proxy Contests
V.	Proxy Contest Defenses
VI.	Auditors
VII.	Miscellaneous Governance Provisions
VIII.	State of Incorporation
IX.	Mergers and Corporate Restructuring
X.	Social and Environmental Issues
XI.	Capital Structure

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

(1)
We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

(2)
In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

(3)
Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.

(4)	In voting on director nominees, we may also consider the following factors in order of importance:

(i)	long-term corporate performance:;

(ii)	nominee’s business background and experience;

(iii)	nominee’s investment in the company:

(iv)	nominee’s ethical track record:

(v)	whether a poor record of long term performance resulted from poor management or from factors outside of management control:

(vi)	corporate governance provisions and takeover activity (discussed in Sections III and IV):

(vii)	interlocking directorships: and

(viii)	other relevant information

B. Majority Voting.

We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.

We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.

C. Cumulative Voting.

We may either support or vote against cumulative voting depending on the specific facts and circumstances.

B. Classification/Declassification of the Board

We generally vote against proposals to classify the board.

We generally vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation

A. Stock Options, Bonus Plans.

In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1.	Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2.
Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate—or actually do not go up at all but are simply volatile—over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.

We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

B. Positive Compensation Practices.

Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:

(1)	A high proportion of compensation derived from variable, performance-based incentives;

(2)	Incentive formulas that cut both ways , allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;

(3)	Base salaries that are not excessive;

(4)	Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;

(5)
Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;

(6)	Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;

(7)
Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management’s direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);

(8)	Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;

(9)	Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;

(10)	Appropriate cost allocation of charges for stock-based compensation;

(11)	Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and

(12)
Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.

III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

 We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

See discussion under “The Board of Directors”.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

L. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

M. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

N. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

O. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

P. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

Q. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

R. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

S. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

X. Social and Environmental Issues

Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company’s industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company’s peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an “allowable increase” for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the “allowable increase” we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control—Will the transaction result in a change in control of the company?

•	Bankruptcy—Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

EXHIBIT C

OPPENHEIMERFUNDS, INC.

OPPENHEIMERFUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•
If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•
If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•
If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Funds’ investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•
any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PROXY VOTING GUIDELINES

(as of November 29, 2007)

1.	OPERATIONAL ITEMS

Amend	Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend	Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change	Company Name.

•	Vote WITH Management

Change	Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact	Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

Ratifying	Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•
Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)

•	Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•
If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•
Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•
OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•
Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•
Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•
The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•
Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•
Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•
Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•
If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

5.4	Bundled Proposals

•
Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

5.10	Liquidations

•
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

5.14	Value Maximization Proposals

•
Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•
Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•
Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•
OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends

•
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•
In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

•
Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•
Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.3	Bonus for Retiring Director

•
Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•
Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	[Reserved]

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT.

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•
Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Pay-for-Performance

•
Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.16	Golden Parachutes and Executive Severance Agreements

•
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

8.17	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18	Supplemental Executive Retirement Plans (SERPs)

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.19	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•	The nature of the proposal where financial restatement is due to fraud

•	Whether or not the company has had material financial problems resulting in chronic restatements

•	The adoption of a robust and formal bonus/equity recoupment policy

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

and

PROXY VOTING GUIDELINES

(as of March 17, 2008)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OFI Institutional Asset Management, Inc. (“OFII”) in voting portfolio proxies relating to securities held by clients, including separately managed accounts, private funds and registered investment companies advised or sub-advised by OFII (“Fund(s)”). References in the Proxy Voting Policies and Procedures and Guidelines to “Board of Directors/Trustees” and “OFI Fund Board(s)” shall be deemed to be references to OFII and OFII shall be deemed (i) the party responsible for taking any action or making any determination required to be made by the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”, and/or (ii) the party with discretion to take any action or make any determination reserved to the discretion of the “Board of Directors/Trustees” and/or “OFI Fund Board(s)”.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•
If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•
If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•
If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•
any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

OFII INSTITUTIONAL ASSET MANAGEMENT

PORTFOLIO PROXY VOTING GUIDELINES

(as of March 17, 2008)

1.	OPERATIONAL ITEMS

Amend	Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend	Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change	Company Name.

•	Vote WITH Management

Change	Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Transact	Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

Ratifying	Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•
Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)

•	Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•
If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•
Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors

•
OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•
Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

2.7	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)

•
Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•
The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees

•
Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

•
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements

•
Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•
Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.13	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses

•
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•
If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

5.4	Bundled Proposals

•
Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

5.10	Liquidations

•
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

5.14	Value Maximization Proposals

•
Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights

•
Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•
Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)

•
OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

7.9	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends

•
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock

•
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•
In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

•
Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•
Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.3	Bonus for Retiring Director

•
Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•
Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	[Reserved]

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT.

8.12	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay

•
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•
Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Pay-for-Performance

•
Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.16	Golden Parachutes and Executive Severance Agreements

•
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

8.17	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18	Supplemental Executive Retirement Plans (SERPs)

•
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.19	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•	The nature of the proposal where financial restatement is due to fraud

•	Whether or not the company has had material financial problems resulting in chronic restatements

•	The adoption of a robust and formal bonus/equity recoupment policy

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

 EXHIBIT D

Wellington Management Company, llp
Global Proxy Policies and Procedures

Introduction
Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•
Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•
Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

Wellington Management Company, llp
Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

☐ Election of Directors:

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Case-by-Case

	☐ Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

	☐ Adopt Director Tenure/Retirement Age (SP):	Against

☐ Adopt Director & Officer Indemnification:

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
For

	☐ Allow Special Interest Representation to Board (SP):	Against

☐ Require Board Independence:

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.
For

☐ Require Key Board Committees to be Independent.

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.
For

☐ Require a Separation of Chair and CEO or Require a Lead Director:	For

☐ Approve Directors’ Fees:	For

☐ Approve Bonuses for Retiring Directors:	Case-by-Case

☐ Elect Supervisory Board/Corporate Assembly:	For

☐ Elect/Establish Board Committee:	For

☐ Adopt Shareholder Access/Majority Vote on Election of Directors (SP):

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Case-by-Case

Management Compensation

☐ Adopt/Amend Stock Option Plans:	Case-by-Case

☐ Adopt/Amend Employee Stock Purchase Plans:	For

☐ Approve/Amend Bonus Plans:

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Case-by-Case

☐ Approve Remuneration Policy:	Case-by-Case

☐ Exchange Underwater Options: Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.	Case-by-Case

☐ Eliminate or Limit Severance Agreements (Golden Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Case-by-Case

☐ Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.
Case-by-Case

☐ Expense Future Stock Options (SP):	For

☐ Shareholder Approval of All Stock Option Plans (SP):	For

☐ Disclose All Executive Compensation (SP):	For

Reporting of Results

☐ Approve Financial Statements:	For

☐ Set Dividends and Allocate Profits:	For

☐ Limit Non-Audit Services Provided by Auditors (SP):

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.
Case-by-Case

☐ Ratify Selection of Auditors and Set Their Fees:

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Case-by-Case

☐ Elect Statutory Auditors:	Case-by-Case

☐ Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

☐ Adopt Cumulative Voting (SP):

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.
Against

☐ Shareholder Rights Plans

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
Case-by-Case

•We generally support plans that include:

•Shareholder approval requirement

•Sunset provision

•Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

☐ Authorize Blank Check Preferred Stock: We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.	Case-by-Case

☐ Eliminate Right to Call a Special Meeting:	Against

☐ Increase Supermajority Vote Requirement: We likely will support shareholder and management proposals to remove existing supermajority vote requirements.	Against

☐ Adopt Anti-Greenmail Provision:	For

☐ Adopt Confidential Voting (SP):

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Case-by-Case

☐ Remove Right to Act by Written Consent:	Against

Capital Structure

☐ Increase Authorized Common Stock:

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Case-by-Case

☐ Approve Merger or Acquisition:	Case-by-Case

☐ Approve Technical Amendments to Charter:	Case-by-Case

☐ Opt Out of State Takeover Statutes:	For

☐ Authorize Share Repurchase:	For

☐ Authorize Trade in Company Stock:	For

☐ Approve Stock Splits: We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.	Case-by-Case

☐ Approve Recapitalization/Restructuring:	Case-by-Case

☐ Issue Stock with or without Preemptive Rights:	For

☐ Issue Debt Instruments:	Case-by-Case

Social Issues

☐ Endorse the Ceres Principles (SP):	Case-by-Case

☐ Disclose Political and PAC Gifts (SP): Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.	Case-by-Case

☐ Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

☐ Report on Sustainability (SP):	Case-by-Case

Miscellaneous

☐ Approve Other Business:	Against

☐ Approve Reincorporation:	Case-by-Case

☐ Approve Third-Party Transactions:	Case-by-Case

Dated: December 6, 2007

EXHIBIT E

Lord, Abbett & Co. LLC (“Lord Abbett”)

Proxy Voting Policies and Procedures

October 25, 2007

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)
Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)
“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

EXHIBIT F

Goldman Sachs Asset Management, L.P. (“GSAM”)

Proxy Voting Policies and Procedures

October 2003

Goldman Sachs Asset Management 1 has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines follows.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

[1]
For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

9.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns,

•	Rationale for the repricing,

•	Value-for-value exchange,

•	Option vesting,

•	Term of the option,

•	Exercise price,

•	Participation.

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

EXHIBIT G

PIMCO

PROXY VOTING POLICY AND PROCEDURES1

May 7, 2007

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

[1]	Revised as of May 7, 2007.
[2]
These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]
Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]
For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

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